                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 OR 15(d) of
                                                  The Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): April 28, 2006

STRUCTURED ASSET MORTGAGE  INVESTMENTS II INC. (as company under a Pooling and Servicing  Agreement dated as of April 1, 2006 providing for, inter alia, the issuance of Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-3)

                                         (Exact name of registrant as specified in its charter)

              Delaware                                 333-132232                              30-0183252
--------------------------------------    --------------------------------------    ---------------------------------
--------------------------------------    --------------------------------------    ---------------------------------
   (State or other jurisdiction of              (Commission File Number)                     (IRS Employer
           incorporation)                                                                 Identification No.)

                     383 Madison Avenue
                     New York, New York                                                   10179
--------------------------------------------------------------       ------------------------------------------------
--------------------------------------------------------------       ------------------------------------------------
           (Address of principal executive office)                                     (Zip Code)

                                                   (212) 272-2000
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                               (Registrant's telephone number, including area code )

                                                           N/A
                                        (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

The tables and materials were prepared by Bear, Stearns & Co. Inc. (the "Underwriter") at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors.  Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions.  Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1  Certain Computational Materials prepared by the Underwriter in connection with Bear Stearns ALT-A Trust Mortgage
Pass-Through Certificates, Series 2006-3.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus and Prospectus
Supplement of Structured Asset Mortgage Investments II Inc. relating to its Bear Stearns ALT-A Trust Mortgage Pass-Through
Certificates, Series 2006-3.

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

                                                        SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2006

                                            STRUCTURED ASSET MORTGAGE INVESTMENTS II INC (Registrant)

                                            By: /s/ Baron Silverstein
                                            Baron Silverstein
                                            Vice President
                                            (Authorized Officer)

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

                                                    EXHIBIT INDEX

           Exhibit Number                                                    Description

                99.1                                                   Computational Materials

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

                                                                                BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                                                          383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                                                                         New York, N.Y. 10179
LONDON o PARIS o TOKYO                                                                (212) 272-2000;  (212) 272-7294   fax

------------------------------------------------------------------------------------------------------------------------------------------------

New Issue Free Writing Prospectus

$947,730,000 (Approximate)

Bear Stearns ALT-A Trust
Mortgage Pass-Through Certificates,
Series 2006-3, Group I
Issuing Entity

Structured Asset Mortgage Investments II Inc.
Depositor

EMC Mortgage Corporation
Sponsor

Wells Fargo Bank, National Association
Master Servicer

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

April 13, 2006

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

                                                                                   BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                                                          383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                                                                         New York, N.Y. 10179
LONDON o PARIS o TOKYO                                                                (212) 272-2000;  (212) 272-7294   fax

------------------------------------------------------------------------------------------------------------------------------------------------

                                              STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a  registration  statement  (including  a  prospectus)  with the SEC for the  offering to which this free  writing prospectus  relates.  Before you  invest,  you should  read the  prospectus  in the  registration  statement  and other  documents  the depositor has filed with the SEC for more complete  information  about the depositor,  the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at  www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free  writing  prospectus  does not contain all  information  that is  required  to be  included  in the base  prospectus  and the
prospectus   supplement.   Please   click   here   http://www.bearstearns.com/prospectus/sami   or   visit   the   following   website:
www.bearstearns.com/prospectus/sami for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The  Information  in this free  writing  prospectus  supersedes  information  contained in any prior  similar  free writing  prospectus relating to these securities prior to the time of your commitment to purchase.

This free  writing  prospectus  is not an offer to sell or  solicitation  of an offer to buy these  securities  in any state where such offer, solicitation or sale is not permitted.

This  information in this free writing  prospectus is  preliminary,  and will be superseded by the  preliminary  prospectus.  This free writing  prospectus is being delivered to you solely to provide you with information  about the offering of the  Certificates  referred to in this free writing  prospectus  and to solicit an offer to purchase the  Certificates,  when, as and if issued.  Any such offer to purchase made by you will not be accepted and will not constitute a contractual  commitment by you to purchase any of the  Certificates until we have  accepted  your offer to purchase  Certificates.  We will not accept any offer by you to purchase  Certificates,  and you will not have any  contractual  commitment  to  purchase  any of the  Certificates  until  after  you  have  received  the  preliminary prospectus. You may withdraw your offer to purchase Certificates at any time prior to our acceptance of your offer.

The  securities  referred  to in this free  writing  prospectus  are being  offered  when,  as and if issued.  Our  obligation  to sell securities to you is  conditioned on the  securities  having the  characteristics  described in this free writing  prospectus.  If that condition is not satisfied,  we will notify you, and neither the issuer nor any underwriter  will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase,  and there will be no liability  between us as a consequence of non-delivery

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

                                                                                   BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                                                          383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                                                                         New York, N.Y. 10179
LONDON o PARIS o TOKYO                                                                (212) 272-2000;  (212) 272-7294   fax

------------------------------------------------------------------------------------------------------------------------------------------------

                                          SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information  contained in the attached materials (the  "Information") may include various forms of performance  analysis,  security characteristics  and securities pricing estimates for the securities  described therein.  Should you receive Information that refers to the "Statement  Regarding  Assumptions and Other Information",  please refer to this statement instead. The Information is illustrative and is not intended to predict actual  results which may differ  substantially  from those  reflected in the  Information.  Performance analysis is based on certain assumptions with respect to significant  factors that may prove not to be as assumed.  Performance results are based on mathematical  models that use inputs to calculate results.  As with all models,  results may vary significantly  depending upon the value given to the inputs.  Inputs to these  models  include but are not  limited  to:  prepayment  expectations  (econometric prepayment models, single expected lifetime prepayments or a vector of periodic  prepayments),  interest rate assumptions (parallel and nonparallel changes for different maturity  instruments),  collateral  assumptions (actual pool level data, aggregated pool level data, reported factors or imputed  factors),  volatility  assumptions  (historically  observed or implied  current) and reported  information
(paydown  factors,  rate resets,  remittance  reports and trustee  statements).  Models used in any analysis  may be  proprietary,  the results  therefore,  may be  difficult  for any  third  party  to  reproduce.  Contact  your  registered  representative  for  detailed explanations of any modeling techniques employed in the Information.

The  Information  may not reflect the impact of all  structural  characteristics  of the security,  including call events and cash flow priorities at all prepayment  speeds and/or interest  rates.  You should consider  whether the behavior of these  securities  should be tested using  assumptions  different from those included in the  Information.  The assumptions  underlying the  Information,  including structure and collateral,  may be modified from time to time to reflect changed facts and  circumstances.  Offering  Documents  contain data that is current as of their publication dates and after publication may no longer be accurate,  complete or current.  Contact your registered representative for Offering Documents,  current Information or additional materials,  including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing  estimates  Bear Stearns has supplied at your request (a)  represent our view, at the time  determined,  of the  investment value of the  securities  between the  estimated  bid and offer  levels,  the spread  between  which may be  significant  due to market volatility or  illiquidity,  (b) do not  constitute a bid by Bear Stearns or any other person for any security,  (c) may not constitute prices at which the  securities  could have been  purchased  or sold in any market at any time,  (d) have not been  confirmed by actual trades,  may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory,  and may not take into  account  the size of a position  you have in the  security,  and (e) may have been  derived  from matrix  pricing  that uses data relating to other securities whose prices are more readily  ascertainable to produce a hypothetical  price based on the estimated yield spread relationship between the securities.

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

General  Information:  Bear  Stearns  and/or  individuals  associated  therewith  may have  positions  in these  securities  while  the
Information is circulating or during such period may engage in transactions  with the issuer or its affiliates.  We act as principal in transactions  with you, and accordingly,  you must determine the  appropriateness  for you of such  transactions and address any legal, tax or accounting  considerations  applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such
capacities.  If you are subject to ERISA,  the  Information  is being  furnished on the condition that it will not form a primary basis for any investment decision.

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

---------------------------------------------------------------------------------------------------------------------------------------

                                                      $949,454,000 (Approximate)

                                                    Bear Stearns Alt-A Trust 2006-3
                                      Mortgage Pass-Through Certificates, Series 2006-3, Group I

                                             Structured Asset Mortgage Investments II Inc.
                                                               Depositor

                                                       EMC Mortgage Corporation
                                                                Sponsor

                                                Wells Fargo Bank, National Association
                                                            Master Servicer

------------ -------------------- ---------------- ------------- --------------- ---------- ------- ----------------------------
                 Certificate          Ratings           CE         Pass-Thru      Window     WAL            Certificate
   Class          Size (1)                          Levels (1)        Rate         (mos)    (yrs)              Type
------------ -------------------- ---------------- ------------- --------------- ---------- ------- ----------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                     Offered Certificates
--------------------------------------------------------------------------------------------------------------------------------
------------ -------------------- ---------------- ------------- --------------- ---------- ------- ----------------------------
   I-A-1        $781,704,000          AAA/Aaa       19.15% (2)       LIBOR         1-54     2.094         Super Senior PT
                                                                   (3)(6)(7)
------------ -------------------- ---------------- ------------- --------------- ---------- ------- ----------------------------
------------ -------------------- ---------------- ------------- --------------- ---------- ------- ----------------------------
   I-A-2        $ 96,686,000          AAA/Aaa       9.15% (2)     LIBOR (3)(6)     1-54     2.094        Senior Support PT
                                                                      (7)
------------ -------------------- ---------------- ------------- --------------- ---------- ------- ----------------------------
------------ -------------------- ---------------- ------------- --------------- ---------- ------- ----------------------------
   I-M-1        $ 34,807,000          AA/Aa2        5.55% (2)     LIBOR (4)(7)     39-54    3.890            Mezzanine
------------ -------------------- ---------------- ------------- --------------- ---------- ------- ----------------------------
------------ -------------------- ---------------- ------------- --------------- ---------- ------- ----------------------------
   I-M-2        $ 19,821,000           A/A2         3.50% (2)     LIBOR (4)(7)     38-54    3.848            Mezzanine
------------ -------------------- ---------------- ------------- --------------- ---------- ------- ----------------------------
------------ -------------------- ---------------- ------------- --------------- ---------- ------- ----------------------------
   I-B-1        $ 11,602,000         BBB/Baa2       2.30% (2)     LIBOR (5)(7)     37-54    3.832           Subordinate
------------ -------------------- ---------------- ------------- --------------- ---------- ------- ----------------------------
------------ -------------------- ---------------- ------------- --------------- ---------- ------- ----------------------------
   I-B-2         $ 4,834,000         BBB-/Baa3      1.80% (2)     LIBOR (5)(7)     37-54    3.819           Subordinate
------------ -------------------- ---------------- ------------- --------------- ---------- ------- ----------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                      Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------------
------------ -------------------- ---------------- ------------------------------------------------ ----------------------------
   I-B-3         $ 5,801,000          BB/Ba2               Information Not Provided Herein                  Subordinate
------------ -------------------- ---------------- ------------------------------------------------ ----------------------------
------------ -------------------- ---------------- ------------------------------------------------ ----------------------------
     R            Notional              NR                 Information Not Provided Herein                   Residual
------------ -------------------- ---------------- ------------------------------------------------ ----------------------------
NOTES:           - Prepayment Pricing Speed Assumption is 30% CPR
                 - Senior Certificates are subject to a variance of +/- 10%. In the case of the Subordinate Certificates, the certificate sizes are  subject to any variance required to maintain the ratings as described above.
                 - Certificates will settle flat and accrue interest on an actual/360 basis.
                 - See Exhibit II for the expected Available Funds Cap Schedule.
                 - See Exhibit III for yield tables run to the 20% Call.

    (1) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

    (2) Credit enhancement for the Certificates will be provided by a combination of subordination, OC, excess spread (excluding
        Net Swap Payments received from the Swap Provider), related payments received from the Cap Provider and any Net Swap
        Payments received from the Swap Provider, each as more fully described herein.  The expected initial credit enhancement percentages are as provided above.  The initial OC amount will equal 1.20% as of the Cut-off Date.

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 10)
------------------------------------------------------------------------------------------------------------------------------------
      The initial OC amount will equal 1.20% as of the Cut-off Date.

    (3) The Pass-Through Rate for the Class I-A-1 Certificates and Class I-A-2 Certificates will be the least of (a) a floating rate based on One-Month LIBOR plus the respective Margin, (b) 11.500% and (c) the Net Rate Cap, as defined herein. On the first Distribution Date after the first possible Optional Clean-Up Call Date, the margin for the Class I-A-1 Certificates and Class I-A-2 Certificates will increase to 2 times the original margin.

     (4)   The Pass-Through Rate for the Class I-M-1 Certificates and Class I-M-2 Certificates will be the least of (a) a floating rate based upon One-Month LIBOR plus the respective Margin, (b) 11.500% and (c) the Net Rate Cap, as defined herein. On the first Distribution Date after the first possible Optional Clean-Up Call Date, the margin for the Class
        I-M-1 Certificates and Class I-M-2 Certificates will increase to 1.5 times the original margin.

    (5) The Pass-Through Rate for the Class I-B-1 Certificates and Class I-B-2 Certificates will be the least of (a) a floating rate based upon One-Month LIBOR plus the respective Margin, (b) 11.500% and (c) the Net Rate Cap, as defined herein. On the first Distribution Date after the first possible Optional Clean-Up Call Date, the margin for the Class I-B-1
        Certificates and Class I-B-2 Certificates will increase to 1.5 times the original margin.

    (7) The holders of the Class I-A Certificates will be entitled to the benefit of the Interest Rate Swap Agreement (as described more fully herein) purchased with respect to the Class I-A Certificates.  See Interest Rate Swap Agreement below.

    (8) The holders of the Class I-A, Class I-M and Class I-B Certificates will be entitled to the benefit of Yield Maintenance
        Agreements (as described more fully herein) purchased with respect to such Certificates.  See Yield Maintenance
        Agreements below.

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 11)

THE MORTGAGE LOANS
-------------------------------------------------------------------------------------------------------------------------
   -    The mortgage loans consist of conventional, one- to four-family, hybrid and adjustable-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below and as more fully described in excel spreadsheet attached hereto.

   -    63.28% of the mortgage loans are conforming mortgage loans with balances which are less than the conforming balance for each property type.

   -    The originators of the mortgage loans are EMC Mortgage Corporation (approximately 66.36%),  Greenpoint
        (approximately 8.17%), Bear Stearns Residential (approximately 4.55%), and 21 other originators each under
        4.00% . The underwriting guidelines will be more fully described in the prospectus supplement.

   -    As of the Cut-off Date, approximately 1.11% of the group I-1 mortgage loans have an LTV over 80% without any primary mortgage insurance coverage.

   -    As of the Cut-off Date, none of the mortgage loans will be greater than 30 days delinquent as of the Cut-off
        Date.

   -    Approximately 83.80% of the mortgage loans provide for a period of interest only payments before they convert to fully amortizing. Such interest only period ranges from 2 to 10 years depending upon the product type.

   -    Approximately 40.29% of the mortgage loans provide for a payment of a prepayment premium during the first month to five years after origination. Any prepayment premiums will not be passed through to Certificateholders.

   -    The information related to the mortgage loans described herein is preliminary and is meant to reflect information as of April 1, 2006.  It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the group I mortgage loans and may cause a decrease in the aggregate principal balance of the group I mortgage loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown herein.

-------------------------------------------------------------------------------------------------------------------------

---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
        Loan              % of        Gross     Net      WAM     Gross       Net     Initial    Period       Max     Mos
     Description          Pool          WAC     WAC     (mos.)   Margin    Margin      Cap        Cap       Rate     to
                                                                                                                     Roll
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
1 Month ARM                 0.19%    7.294%     6.919%     356    2.492%     2.117%    1.000%     1.000%    12.000%      1
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
6 Month ARM                 0.50%    7.018%     6.643%     333    2.579%     2.204%    1.584%     1.584%    13.018%      3
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
1 Year ARM                  3.34%    5.754%     5.404%     224    2.708%     2.358%    3.333%     1.556%    11.913%      6
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
2 Year Hybrid              11.72%    6.738%     6.373%     355    3.513%     3.148%    3.129%     1.131%    12.322%     19
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
3 Year Hybrid              10.30%    6.691%     6.400%     357    2.332%     2.041%    3.889%     1.210%    12.674%     33
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
3 Year ARM
Balloon                     0.02%    7.000%     6.750%     358    2.250%     2.000%    5.000%     1.000%    13.000%     34
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
4 Year Hybrid               0.10%    5.754%     5.379%     353    4.803%     4.428%    3.000%     1.000%    11.754%     41
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
5 Year Hybrid              67.76%    7.974%     7.601%     357    2.272%     1.899%    5.052%     1.100%    13.073%     57
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
5 Year ARM
Balloon                     0.43%    7.413%     7.050%     359    2.250%     1.887%    4.924%     1.000%    12.452%     59
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
7 Year Hybrid               4.06%    6.315%     6.001%     343    2.409%     2.094%    4.688%     1.527%    11.718%     67
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
7 Year ARM Balloon          0.06%    6.875%     6.625%     358    2.250%     2.000%    5.000%     1.000%    11.875%     82
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
10 Year Hybrid              1.51%    6.693%     6.415%     308    2.570%     2.292%    4.791%     1.905%    11.871%     68
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
       Totals:            100.00%    7.525%     7.166%     351    2.453%     2.094%    4.629%     1.153%    12.825%     49
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------

                                                       PREPAYMENT PENALTY TABLE

                    ----------- -------- ----------- --------- --------- ---------- ---------- ----------
                    No PrePay   6        7 Months    24        30        36 Months  42 Months  60 Months
                                Months   to 12        Months    Months
                                or Less    Months
                    ----------- -------- ----------- --------- --------- ---------- ---------- ----------
                    ----------- -------- ----------- --------- --------- ---------- ---------- ----------
                        59.71%    6.16%       4.81%     3.41%     0.08%     25.74%      0.03%      0.07%
                    ----------- -------- ----------- --------- --------- ---------- ---------- ----------

                                                              * All such characteristics are based upon information
                                                                 as of January 1, 2006 and are subject to a +/- 5%
                                                                 variance.

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 12)

---------------------------------------- ----------------------------------------------------------------------------------------
Depositor:                               Structured Asset Mortgage Investments II Inc.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Originator:                              The originators of the mortgage loans are EMC Mortgage Corporation (approximately
                                         66.36%),  Greenpoint (approximately 8.17%), Bear Stearns Residentail (approximately
                                         4.55%), and 21 others each under 4.00% . The underwriting guidelines will be more fully described in the prospectus supplement.
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Underlying Servicers:                    The  servicers  of the  mortgage  loans  are EMC  Mortgage  Corporation  (approximately
                                         77.68%),  Greenpoint  (approximately  8.17%), GMAC (approximately 3.72%), First Horizon
                                         (approximately  2.71%),  Chase Home  (approximately  2.04%),  and 13 others  each under
                                         2.00%.
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Sponsor and Mortgage Loan Seller:        EMC Mortgage Corporation.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Master Servicer                          Wells Fargo Bank, National Association.
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Trustee:                                 JPMorgan Chase Bank.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Custodian:                               Wells Fargo Bank, National Association.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Underwriter:                             Bear, Stearns & Co. Inc.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Cap Provider:                            An entity  rated  AAA/Aaa by S&P and  Moodys  (which may  include an  affiliate  of the
                                         Depositor and/or Underwriter.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Swap Provider:                           An entity  rated  AAA/Aaa by S&P and  Moodys  (which may  include an  affiliate  of the
                                         Depositor and/or Underwriter.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Offered Certificates:                    The Class I-A-1,  Class I-A-2,  Class I-M-1,  Class I-M-2,  Class I-B-1 and Class I-B-2
                                         Certificates.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Non-Offered Certificates:                The Class I-B-3 Certificates and Class R Certificates will not be publicly offered.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Collateral:                              As of the Cut-off Date, the group I mortgage loans consisted of adjustable-rate,  first lien, Alt-A mortgage loans totaling approximately $966,856,585.93.

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Closing Date:                            On or about April 28, 2006.

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Cut-off Date:                            The close of business on April 1, 2006.

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---------------------------------------- ----------------------------------------------------------------------------------------
Last Scheduled Distribution Date:        [April 25, 2036]
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Distribution Date:                       The  25th  day of each  month  (or if such  25th day is not a  business  day,  the next succeeding business day) commencing on May 2006.

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---------------------------------------- ----------------------------------------------------------------------------------------
Record Date:                             For each class of Offered  Certificates,  the business  day  preceding  the  applicable
                                         Distribution  Date so long as such class of  certificates  are in book-entry  form; and
                                         otherwise  the record  date  shall be the last  business  day of the month  immediately preceding the applicable Distribution Date.
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 13)

Delay Days:                               0 (zero) days on all Offered Certificates.

---------------------------------------- ----------------------------------------------------------------------------------------

---------------------------------------- ----------------------------------------------------------------------------------------
Determination Date:                      The  Determination  Date with respect to any Distribution  Date will be the 15th day of the  calendar  month in which such  Distribution  Date  occurs or, if such day is not a business day, the business day immediately preceding such 15th day.

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---------------------------------------- ----------------------------------------------------------------------------------------
Interest Accrual Period:                 For any  Distribution  Date with  respect to the  Offered  Certificates,  is the period commencing on the  Distribution  Date of the month  immediately  preceding the month in which the Distribution  Date occurs or, in the case of the first period,  commencing on the  Closing  Date,  and  ending  on the day  preceding  such  Distribution  Date.  All distributions of interest on the Offered  Certificates  will be based on a 360-day year and the actual number of days in the applicable  Interest  Accrual Period.  The Offered
                                         Certificates will initially settle flat (no accrued interest).

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---------------------------------------- ----------------------------------------------------------------------------------------
Prepayment Period:                       With respect to the group  Imortgage  loans serviced by EMC Mortgage  Corporation,  the
                                         Prepayment  Period with respect to any  Distribution  Date is the period  commencing on the 16th day of the month  prior to the month in which the  related  Distribution  Date occurs and ending on the 15th day of the month in which such  Distribution Date occurs;
                                         and with respect to all other group I mortgage  loans,  the calendar month  immediately proceeding the month in which such Distribution Date occurs

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 14)

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---------------------------------------- ----------------------------------------------------------------------------------------
ERISA Considerations:                    The Underwriter's Exemption is expected to apply to the Offered Certificates.  Before purchasing an Offered Certificate, a fiduciary of an ERISA Plan should itself confirm that the Certificate constitutes "securities" for purposes of the Underwriter's
                                         Exemption and that the specific and general conditions of the Underwriter's Exemption and the other requirements set forth in the Underwriter's Exemption would be satisfied.

                                         The Underwriter's Exemption may not directly apply to the purchase or holding of the
                                         Grantor Trust Certificates (if issued) or the Class I-A Certificates prior to the termination of the Supplemental Interest Trust.  However, it is expected that the
                                         Grantor Trust Certificates (if issued) or the Class I-A Certificates prior to the termination of the Supplemental Interest Trust which holds the Swap Agreement, will be
                                         ERISA eligible. Persons using plan assets may purchase the Grantor Trust Certificates
                                         (if issued) or the Class I-A Certificates (prior to the termination of the
                                         Supplemental Interest Trust) if the purchase and holding meet the requirements of an investor-based class exemption issued by the Department of Labor. Investors should consult with their counsel with respect to the consequences under ERISA and the
                                         Internal Revenue Code of an ERISA Plan's acquisition and ownership of such certificates.

                                         The Bear Stearns underwriter's  exemption is expected to be available for the Class I-M
                                         Certificates  and Class I-B  Certificates.  A fiduciary of any benefit plan should very carefully  review  with its legal  advisors  whether  the  purchase  or  holding of any
                                         Certificates to a transaction prohibited or not otherwise permissible under ERISA.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Legal Investment:                        The Class I-A-1,  Class I-A-2 and Class I-M-1  Certificates  will be "mortgage  related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Tax Matters:                             The Trust will be established as one or more REMICs for federal income tax purposes.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Form of Registration:                    Book-entry form through DTC, Clearstream and Euroclear.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Minimum Denominations:                   $100,000 and integral multiples of $1 in excess thereof.

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---------------------------------------- ----------------------------------------------------------------------------------------
Optional Termination:                    EMC Mortgage  Corporation  may  repurchase  from the trust all of the mortgage loans at par plus accrued interest when the aggregate  principal balance of the group I mortgage loans is reduced to 20% of the aggregate  principal balance of the mortgage loans as of the Cut-off Date.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Administrative Fees:                     The sum of the  "Servicing  Fee"  calculated at the  "Servicing Fee Rate" of 0.359% per annum.  Administrative  Fees will be paid  monthly on the stated  principal  balance of the Mortgage Loans.

---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 15)

---------------------------------------- ---------------------------------------------------------------------------------------
Principal & Interest Advances:           Each  servicer  will be obligated to advance,  or cause to be advanced,  cash advances with respect to delinquent  payments of principal  and interest on the mortgage  loans to the extent that the related  servicer  reasonably  believes that such cash advances can be repaid from future payments on the related mortgage loans.  These cash advances are only  intended to maintain a regular  flow of  scheduled  interest  and  principal payments on the  Certificates  and are not  intended to  guarantee  or insure  against losses. If the servicer fails to make delinquency  advances,  the Master Servicer will be  obligated  to make such  advances,  but only in an amount not to exceed the master servicing fee for the related period.
---------------------------------------- ---------------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------------------
Compensating Interest:                   The Master Servicer is required to pay  Compensating  Interest up to the amount of the
                                         Servicing  Fee  to  cover  prepayment   interest  shortfalls   ("Prepayment   Interest
                                         Shortfalls") due to partial and/or full prepayments on the Mortgage Loans.

---------------------------------------- ---------------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------------------
Step-up Coupon:                          If the Optional  Termination is not exercised on the first Distribution Date following the  Distribution  Date on which it could have been  exercised,  the margin on each of the Class I-A-1  Certificates and Class I-A-2  Certificates will increase to 2.0 times their related  initial  margins and the margins on each of the Class I-M  Certificates and Class I-B Certificates will increase to 1.5 times their related initial margins.

---------------------------------------- ---------------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------------------
Credit Enhancement:                      1.Excess Spread
                                         -which will initially be equal to  approximately  [208] bps. per annum (before losses)
                                         as of the Cut-off  Date,  is expected to be  available to cover losses and to build OC commencing on the Distribution Date in May 2006.

                                         2. Any payments received from the Cap Provider

                                         3. Overcollateralization
                                         - Initial (% Orig.)          1.20%
                                         - OC Target (% Orig.)        1.20%
                                         - Stepdown (% Current)       2.40%
                                         - OC Floor (% Orig.)         0.50%

                                         4. Subordination
                                         - Subordination:  Initially,  19.15% for the Class I-A-1  Certificates,  9.15% for the
                                         Class I-A-2 Certificates,  5.55% for the Class I-M-1 Certificates, 3.50% for the Class
                                         I-M-2 Certificates,  2.30% for the Class I-B-1 Certificates, 1.80% for the Class I-B-2
                                         Certificates and 1.20% for the Class I-B-3 Certificates.

---------------------------------------- ---------------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------------------
Interest Remittance Amount:              With respect to any  Distribution  Date,  that portion of the  available  distribution amount for that  Distribution  Date that represents  interest  received or advanced in respect of the group I mortgage loans (net of Administrative  Fees and any related Net
                                         Swap Payment or Swap Termination  Payment owed to the Swap Provider not resulting from an event of default or certain  termination  events with respect to the Swap  Provider
                                         (a "Swap Provider Trigger Event")).
---------------------------------------- ---------------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 16)

Overcollateralization Amount:            The Overcollateralization  Amount with respect to any Distribution Date is the excess, if any, of (i) the  aggregate  principal  balance of the group I mortgage  loans as of the last day of the related Due Period (after  giving effect to scheduled  payments of principal due during the related Due Period,  to the extent received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment Period, and after  reduction for Realized  Losses incurred during the related Due Period) over
                                         (ii) the  aggregate  Certificate  Principal  Balance of the Class A  Certificates  and
                                         Class M Certificates,  after taking into account the  distributions of principal to be made on such Distribution Date.

---------------------------------------- ---------------------------------------------------------------------------------------

---------------------------------------- ---------------------------------------------------------------------------------------
Overcollateralization                    With  respect to any  Distribution  Date,  (i) prior to the Stepdown  Date,  an amount
Target Amount:                           equal to  approximately  1.20%  of the  aggregate  principal  balance  of the  group I mortgage  loans as of the Cut-off Date,  (ii) on or after the Stepdown Date provided a
                                         Trigger  Event  is not in  effect,  the  greater  of (x)  approximately  2.40%  of the then  current  aggregate  outstanding  principal  balance  of  the  group  I  mortgage loans  as of the  last  day  of  the  related  Due  Period  (after  giving  effect  to scheduled  payments of  principal  due during the  related  Due Period,  to the extent received or advanced,  and  unscheduled  collections of principal  received during the related  Prepayment  Period,  and after  reduction for Realized Losses incurred during the  related  Due  Period)  and (y)  approximately  $4,834,283  or  (iii)  on or after
                                         the    Stepdown    Date   and   if   a    Trigger    Event   is   in    effect,    the
                                         Overcollateralization  Target Amount for the immediately preceding  Distribution Date.
                                         The  Overcollateralization  Target Amount for the Offered  Certificates is expected to be fully funded on the Closing Date.

---------------------------------------- ---------------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------------------
Overcollateralization                    With respect to any Distribution  Date, an amount equal to the lesser of (i) available
Increase Amount:                         excess   cashflow  from  the  group  I  mortgage   loans   available  for  payment  of
                                         Overcollateralization  Increase  Amount  and  (ii)  the  excess,  if  any,  of (x) the
                                         Overcollateralization   Target  Amount  for  that   Distribution  Date  over  (y)  the
                                         Overcollateralization Amount for that Distribution Date.

---------------------------------------- ---------------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------------------
Overcollateralization                    With  respect  to any  Distribution  Date for which the  Excess  Overcollateralization
Release Amount:                          Amount is, or would be, after taking into account all other  distributions  to be made on that  Distribution  Date,  greater than zero,  an amount equal to the lesser of (i)
                                         the  Excess   Overcollateralization   Amount  for  that  Distribution  Date  and  (ii)
                                         principal collected on the group I mortgage loans for that Distribution Date.

---------------------------------------- ---------------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------------------
Excess Overcollateralization             With   respect   to   any   Distribution   Date,   the   excess,   if   any,   of  the
Amount:                                  Overcollateralization Amount over the Overcollateralization Target Amount.

---------------------------------------- ---------------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 17)

Stepdown Date:                           The earlier to occur of (i) the Distribution  Date on which the aggregate  Certificate
                                         Principal  Balance of the Class I-A Certificates has been reduced to zero and (ii) the later to occur of (x) the Distribution  Date occurring in April 2009 and (y) the first
                                         Distribution Date for which the aggregate  Certificate  Principal Balance of the Class
                                         I-B and Class I-M Certificates plus the related  Overcollateralization  Amount divided by the aggregate  Stated  Principal  Balance of the mortgage  loans is greater than or equal to [15.90]%.
---------------------------------------- ---------------------------------------------------------------------------------------

---------------------------------------- ---------------------------------------------------------------------------------------
Credit Enhancement Percentage:           The Credit  Enhancement  Percentage for any Class of Certificates for any Distribution
                                         Date is the percentage  obtained by dividing (x) the aggregate  Certificate  Principal
                                         Balance  of the  class or  classes  subordinate  thereto  (including  the  Class  B-IO
                                         Certificates)  by (y) the aggregate  principal  balance of the group I mortgage loans, calculated  after  taking  into  account  distributions  of  principal  on the group I mortgage loans and distribution of the Principal  Distribution  Amounts to the holders
                                         of  the   Certificates   then   entitled  to   distributions   of  principal  on  such
                                         Distribution Date.
---------------------------------------- ---------------------------------------------------------------------------------------

---------------------------------------- ----------------------------------------------------------------------------------------

Trigger Event:                           If either the Delinquency Test or the Cumulative Loss Test is violated.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Delinquency Test:                        The Delinquency  Test is violated on any Distribution  Date if the percentage  obtained by dividing (x) the aggregate  outstanding  principal balance of group I mortgage loans delinquent 60 days or more  (including  group I mortgage loans that are in foreclosure, have been converted to REO Properties or have been  discharged by reason of bankruptcy)
                                         by (y) the aggregate  outstanding  principal  balance of the group I mortgage loans, in each case,  as of the last day of the previous  calendar  month,  exceeds  [__]% of the
                                         Credit Enhancement Percentage.
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Cumulative Loss Test:                    The Cumulative Loss Test is violated on any  Distribution  Date if the aggregate amount of Realized  Losses incurred since the Cut-off Date through the last day of the related
                                         Due  Period  divided  by  the  aggregate   principal  balance  of  the  Mortgage  Loans
                                         as of the  Cut-off  Date  exceeds  the  applicable  percentages  set forth  below  with respect to such Distribution Date:

                                           Distribution Date Occurring in                           Percentage
                                           April 2008 through  March 2009%
                                           April 2009 through  March 2010%
                                           April 2010 through  March 2011%
                                           April 2011 and thereafter                                %

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 18)

Realized Losses:                         Any  Realized  Losses on the mortgage  loans will be  allocated  on any  Distribution
                                         Date,  first,  to Net Monthly Excess  Cashflow,  second,  in reduction of the related
                                         Overcollateralization  Amount,  third,  to the Class I-B-3  Certificates  until their
                                         Certificate  Principal  Balance is reduced to zero and,  fourth,  to the Class  I-B-2
                                         Certificates  until  their  Certificate  Principal  Balance  is  reduced to zero and, fifth, to the Class I-B-1 Certificates  until their Certificate  Principal Balance is reduced to zero,  sixth,  to the Class I-M-2  Certificates  until  their  Certificate
                                         Principal  Balance is reduced to zero and  seventh,  to the Class I-M-1  Certificates until their Certificate  Principal Balance is reduced to zero.  Thereafter,  Realized
                                         Losses  on  the  mortgage  loans  will  be  allocated,   first  to  the  Class  I-A-2
                                         Certificates until zero, then to the Class I-A-1 Certificates.
                                         Once Realized  Losses have been  allocated to the Class I-A  Certificates  or the Class
                                         I-M Certificates,  such amounts with respect to such certificates will no longer accrue interest;  however,  such  amounts  may be  paid  thereafter  to the  extent  of  funds available from Net Monthly Excess Cashflow.
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------

Net Rate Cap:                            For any Distribution Date and the Class I-A, Class I-M and Class I-B Certificates, the
                                         weighted average of the Net Rates on the group I mortgage loans weighted on the basis of the Stated Principal Balances thereof as of the beginning of the related Due Period minus the aggregate Administrative Fees, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis, and adjusted for any Net Swap Payments and Swap Termination Payment other than any Swap Termination Payment owed to the Swap
                                         Provider resulting from a Swap Provider Trigger Event.

---------------------------------------- ----------------------------------------------------------------------------------------

---------------------------------------- ----------------------------------------------------------------------------------------
Pass-Through Rates:                      The Pass-Through Rate with respect to each class of Offered Certificates will be the lesser of (x) the London interbank offered rate for one month United States dollar deposits, which we refer to as One-Month LIBOR plus the related Margin, and (y) the related Net Rate Cap.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------

Interest Carry Forward Amount:           As of any  Distribution  Date,  generally equal to the sum of (i) the excess of (a) the
                                         Current Interest for such Class with respect to prior  Distribution  Dates over (b) the amount actually  distributed to such Class of Certificates  with respect to interest on or after such prior Distribution Dates and (ii) interest thereon.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Interest Distribution Amount:            The  Interest  Distribution  Amount for the  Offered  Certificates  of any class on any
                                         Distribution  Date is equal to interest  accrued  during the related  Interest  Accrual
                                         Period on the  Certificate  Principal  Balance of that class  immediately  prior to the
                                         Distribution  Date at the  Pass-Through  Rate for that class, in each case,  reduced by any Prepayment Interest  Shortfalls to the extent not covered by Compensating  Interest payable by the Master  Servicer and any shortfalls  resulting  from the  application of the Relief Act.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 19)

Senior Interest Distribution             The  Senior  Interest  Distribution  Amount for any  Distribution  Date and any Class A
Amount:                                  Certificates is equal to the Interest  Distribution  Amount for such  Distribution Date for the related Class A  Certificates  and the Interest Carry Forward  Amount,  if any,
                                         for that Distribution Date for the related Class A Certificates.

---------------------------------------- ----------------------------------------------------------------------------------------

---------------------------------------- ----------------------------------------------------------------------------------------
Interest Payment Priority:               On each  Distribution  Date, the Interest  Remittance Amount will be distributed in the following order of priority:

                                         (i)      From  the  Interest   Remittance   Amount,  to  holders  of  the  Class  I-A-1
                                                           Certificates  and  Class  I-A-2  Certificates  pro rata  based on the amount of accrued  interest  payable to such classes of certificates,
                                                           the  Senior   Interest   Distribution   Amount   allocable   to  such
                                                           Certificates;.
                                         (ii)     from  the  remaining  Interest  Remittance  Amount,  to  the  holders  of  the
                                                           Class I-M-1 Certificates,  the Interest  Distribution Amount for such
                                                           Certificates;
                                                  (iv)     from   the   remaining    Interest    Remittance   Amount,   to   the
                                                           holders of the Class I-M-2  Certificates,  the Interest  Distribution
                                                           Amount for such Certificates;
                                                  (v)      from   the   remaining    Interest    Remittance   Amount,   to   the
                                                           holders of the Class I-B-1  Certificates,  the Interest  Distribution
                                                           Amount for such Certificates;
                                                  (vi)     from   the   remaining    Interest    Remittance   Amount,   to   the
                                                           holders of the Class I-B-2  Certificates,  the Interest  Distribution
                                                           Amount for such Certificates;
                                                  (vii)    from   the   remaining    Interest    Remittance   Amount,   to   the
                                                           holders of the Class I-B-3  Certificates,  the Interest  Distribution
                                                           Amount for such Certificates;

---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 20)

---------------------------------------- ----------------------------------------------------------------------------------------
Principal Payment Priority:              On each  Distribution  Date (a)  prior to the  Stepdown  Date or (b) on which a Trigger
                                         Event  is in  effect,  the  Principal  Distribution  Amounts  shall be  distributed  as follows:

                                                    (i)    the Principal  Distribution Amount, pro rata to the holders of the Class I-A-1 and Class I-A-2  Certificates,  in that order,  until the Certificate
                                                           Principal Balance of each such class has been reduced to zero;
                                                   (ii)    to the  holders  of  the  Class  I-M-1  Certificates,  any  Principal
                                                           Distribution  Amount  remaining  after  the  distributions  described in (i) above,  until the  Certificate  Principal  Balance thereof has been reduced to zero;
                                                  (iii)    to the  holders  of  the  Class  I-M-2  Certificates,  any  Principal
                                                           Distribution  Amount  remaining  after  the  distributions  described in (i) and  (ii)  above,  until  the  Certificate  Principal  Balance thereof has been reduced to zero;
                                                  (iv)     to the  holders  of  the  Class  I-B-1  Certificates,  any  Principal
                                                           Distribution  Amount  remaining  after  the  distributions  described in (i),  (ii)  and  (iii)  above,  until  the  Certificate  Principal
                                                           Balance thereof has been reduced to zero;
                                                   (v)     to the  holders  of  the  Class  I-B-2  Certificates,  any  Principal
                                                           Distribution  Amount  remaining  after  the  distributions  described
                                                           in  (i),  (ii),   (iii)  and  (iv)  above,   until  the   Certificate
                                                           Principal Balance thereof has been reduced to zero;
                                                  (vi)     to the  holders  of  the  Class  I-B-3  Certificates,  any  Principal
                                                           Distribution  Amount  remaining  after  the  distributions  described in (i),  (ii),  (iii),  (iv) and (v)  above,  until  the  Certificate
                                                           Principal Balance thereof has been reduced to zero;
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 21)

---------------------------------------- ----------------------------------------------------------------------------------------
Principal Payment Priority:              On each  Distribution  Date  (a) on or  after  the  Stepdown  Date  and (b) on  which a
                                         Trigger Event is not in effect, the Principal  Distribution Amount shall be distributed as follows:

                                                    (i)    the Principal  Distribution Amount, pro rata to the holders of the Class I-A-1 nd Class I-A-2  Certificates,  to the extent of the Class A Principal
                                                           Distribution Amount, until the Certificate  Principal Balance of each such class has been reduced to zero;
                                                   (ii)    to  the   holders  of  the  Class  I-M-1   Certificates,   the  Class
                                                           I-M-1   Principal   Distribution   Amount,   until  the   Certificate
                                                           Principal Balance thereof has been reduced to zero;
                                                  (iii)    to  the   holders  of  the  Class  I-M-2   Certificates,   the  Class
                                                           I-M-2   Principal   Distribution   Amount,   until  the   Certificate
                                                           Principal  Balance  thereof  has  been  reduced  to  zero;
                                                  (iv)     to  the   holders  of  the  Class  I-B-1   Certificates,   the  Class
                                                           I-B-1   Principal   Distribution   Amount,   until  the   Certificate
                                                           Principal  Balance  thereof  has  been  reduced  to  zero;
                                                  (v)      to  the   holders  of  the  Class  I-B-2   Certificates,   the  Class
                                                           I-B-2   Principal   Distribution   Amount,   until  the   Certificate
                                                           Principal  Balance  thereof  has  been  reduced  to  zero;
                                                  (vi)     to  the   holders  of  the  Class  I-B-3   Certificates,   the  Class
                                                           I-B-3   Principal   Distribution   Amount,   until  the   Certificate
                                                           Principal  Balance  thereof  has  been  reduced  to  zero;

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 22)

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
    Net Monthly Excess Cashflow:
                                                  (i)      To the  holders  of the  class  or  classes  of  Certificates  then entitled to receive  distributions  in respect of principal,  in an amount equal to any related Extra  Principal  Distribution  Amount, payable  to such  holders  as part  of the  Principal  Distribution
                                                           Amount;
                                                  (ii)     To  the  holders  of  the  Class  I-A  Certificates  any  remaining
                                                           Interest    Carryforward    Amount   not   paid   under    Interest
                                                           Distributions above;
                                                  (iii)    To the holders of the Class I-M-1 Certificates,  an amount equal to the Interest  Carryforward  Amount and any Allocated  Realized Loss
                                                           Amount, in that order, for such certificates;
                                                  (i)      To the holders of the Class I-M-2 Certificates,  an amount equal to the Interest  Carryforward  Amount and any Allocated  Realized Loss
                                                           Amount, in that order, for such certificates; (iv)
                                                  (v)      To the holders of the Class I-B  Certificates,  an amount  equal to the Interest  Carryforward  Amount and any Allocated  Realized Loss
                                                           Amount for such certificate; and
                                                  (vi)     To  the  holders  of  the  Class  I-A  Certificates,   Class  I-M-1
                                                           Certificates,  Class I-M-2 Certificates and Class I-B Certificates,
                                                           in that order,  any Basis Risk Shortfall  Carryforward  Amounts for such certificates; and
                                                  (vii)    To  the  Supplement   Interest   Trustee  for  payment  to  the  Swap
                                                           Provider,  any Swap Termination  Payments owed to the Swap Provider due to a Swap Provider  Trigger Event not  previously  paid (to the extent not paid from any upfront payment  received  pursuant to any replacement  interest rate swap  agreement that may be entered into by the Securities Administrator; and
                                                  (viii)   To the  holders of the Class R  Certificates,  as  provided  in the pooling and servicing agreement.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 23)

Cap Payments:                            The amounts  paid by the Yield  Maintenance  Counterparty  under the Yield  Maintenance
                                         Agreement,  will be deposited into a reserve account (the "Derivative Account") and, in the case of the Class I-A  Certificates,  to the extent not covered by amounts received under the Interest Rate Swap Agreement on that Distribution Date:

                                               (i)      first,  to a  reserve  fund,  to pay  the  Class  I-A,  Class  M and  Class  B
                                                        Certificates as follows: first, to the Class I-A Certificates,  on a pro rata  basis,  based on the  aggregate  amount  of Basis  Risk  Shortfall
                                                        Carry-Forward  Amounts  for  such  classes  of  Class  I-A  Certificates remaining unpaid, and second, sequentially,  to the Class M Certificates and  Class B  Certificates,  in  order  of  priority  , any  Basis  Risk
                                                        Shortfall  Carry-Forward  Amount  for such  class or  classes  remaining unpaid on such distribution date; and
                                               (ii)     to the parties  named in the Pooling and  Servicing  Agreement,  any remaining amounts.

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 24)

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---------------------------------------- ----------------------------------------------------------------------------------------
Swap Payments:                           The amounts paid by the trust to the Supplemental  Interest Trust or the Grantor Trust,
                                         as  applicable,  as described  herein under "Swap  Agreement",  and amounts paid by the
                                         Swap Counterparty to the Supplemental Interest Trust under the Swap Agreement,  will be deposited into a reserve account (the "Derivative Account").

                                         The amounts paid by the trust to the Supplemental  Interest Trust or the Grantor Trust,
                                         as applicable,  will be distributed to the Swap  Counterparty on each Distribution Date in the following order of priority:

                                         (i)      to the Swap  Counterparty,  any Net Swap Payment owed to the Swap Counterparty under the Swap Agreement for such Distribution Date; and
                                         (ii)     to the  Swap  Counterparty,  any  Swap  Termination  Payment  owed to the Swap
                                                  Counterparty under the Swap Agreement.

                                         The amounts paid by the Swap  Counterparty  to the  Supplemental  Interest Trust or the
                                         Grantor Trust,  as applicable,  will be  distributed on each  Distribution  Date in the following  order of  priority,  in each case to the  extent  not  covered by the Excess
                                         Cashflow on that Distribution Date:

                                         (i)      first, to the Class I-A  Certificates,  pro rata, based on entitlement,  in an amount equal to any Interest  Carry Forward  Amount for such class or classes to the extent not covered by the Interest  Remittance  Amount on that  distribution  date and  solely to the  extent  the  Interest
                                                  Carry  Forward  Amount  is as a result  of the  interest  portion  of
                                                  Realized Losses;
                                         (ii)     to pay, first to the Class I-A Certificates,  on a pro rata basis based on the remaining Basis Risk Shortfall  Carry-Forward Amounts, any Basis Risk
                                                  Shortfall Carry-Forward Amount for such Distribution Date;
                                         (iii)    to pay the  holder of the  Class  I-A  Certificates  pro-rata,  the  principal portion of any  Realized  Losses  previously  allocated  thereto that remain unreimbursed;
                                         (iv)     distribution  of  additional  principal  to the  certificates,  as part of the
                                                  Principal   Distribution   Amount   until  the   required   level  of
                                                  Overcollateralization  Target  Amount  is  reached,  but  only to the
                                                  extent  of  the  principal   portion  of  Realized  Losses  for  such
                                                  Distribution Date or prior Distribution Dates; and
                                         (v)      to the parties  named in the pooling and  servicing  agreement,  any remaining amounts.
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 25)

Swap Provider Trigger Event:
---------------------------------------- ----------------------------------------------------------------------------------------
                                         A "Swap Provider Trigger Event" shall mean:
                                         (i)      an Event of Default  under the Swap  Agreement  with respect to which the Swap
                                                  Counterparty is a Defaulting Party (as defined in the Swap Agreement) or
                                         (ii)     a Termination  Event  (including an  Additional  Termination  Event) under the
                                                  Swap  Agreement  with  respect  to which  the Swap  Provider  is the sole
                                                  Affected Party (as defined in the Swap Agreement).
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Principal Distribution Amount:           The  Principal  Distribution  Amount for any  Distribution  Date will be the sum of (i)
                                         the principal  portion of all scheduled  monthly payments on the group I mortgage loans due during the related Due Period,  whether or not  received on or prior to the related
                                         Determination  Date; (ii) the principal  portion of all proceeds received in respect of the repurchase of a group I mortgage loan (or, in the case of a  substitution,  certain amounts  representing a principal  adjustment) as required by the pooling and servicing agreement  during the related  Prepayment  Period;  (iii) the principal  portion of all
                                         other   unscheduled    collections,    including   insurance   proceeds,    liquidation
                                         proceeds  and  all  full  and  partial  principal  prepayments,   received  during  the
                                         related  Prepayment  Period,  to the  extent  applied as  recoveries  of  principal  on
                                         the  group  I  mortgage   loans,   and  (iv)  a   percentage   of  the  amount  of  any
                                         Overcollateralization  Increase Amount for such  Distribution Date MINUS (v) the sum of
                                         (a) any Net Swap Payment,  or any Swap  Termination  Payment not due to a Swap Provider
                                         Trigger  Event,  owed to the Swap  Provider  to the extent  not paid from the  Interest
                                         Remittance  Amount on such  Distribution Date and (b) a percentage of the amount of any
                                         Overcollateralization  Release Amount for such  Distribution  Date allocated  among the
                                         Principal  Distribution  Amount based on the amount of principal for such  Distribution
                                         Date.

---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Class I-A Principal Distribution         For any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is
Amount:                                  not in effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                         Balance of such Class I-A  Certificates  immediately  prior to such  Distribution  Date over (y) the excess of (a) the  aggregate  Stated  Principal  Balance  of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses incurred  during the related  Prepayment  Period) over (b) the aggregate  Stated
                                         Principal  Balance of the  mortgage  loans as of the last day of the related due period
                                         (after reduction for Realized Losses incurred during the
                                         related Prepayment  Period)  multiplied by the sum of (A) approximately  19.10% and (B)
                                         the Current Specified Overcollateralization Percentage.
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 26)

Class I-M-1 Principal Distribution       For any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is
Amount:                                  not in effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                         Balance of the Class I-M-1  Certificates  immediately  prior to such  Distribution Date over (y) the excess of (a) the  aggregate  Stated  Principal  Balance  of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the  related  Prepayment  Period)  over (b) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class I-A Certificates  (after taking into  account  the  payment of the Class I-A  Principal  Distribution  Amounts for such
                                         Distribution  Date) and (2) the  aggregate  Stated  Principal  Balance of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the related  Prepayment  Period)  multiplied by the sum of (A)
                                         approximately 9.60% and (B) the Current Specified Overcollateralization  Percentage for
                                         the mortgage pool.
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Class I-M-2 Principal Distribution       For any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is
Amount:                                  not in effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                         Balance of the Class I-M-2  Certificates  immediately  prior to such  Distribution Date over (y) the excess of (a) the  aggregate  Stated  Principal  Balance  of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the  related  Prepayment  Period)  over (b) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class I-A Certificates  (after taking into  account  the  payment of the Class I-A  Principal  Distribution  Amounts for such
                                         Distribution  Date),  (2) the  aggregate  Certificate  Principal  Balance  of the Class
                                         I-M-1 Certificates  (after taking into account the payment of the Class I-M-1 Principal
                                         Distribution  Amounts  for  such  Distribution  Date)  and  (3)  the  aggregate  Stated
                                         Principal  Balance of the  mortgage  loans as of the last day of the related due period
                                         (after  reduction for Realized Losses incurred  during the related  Prepayment  Period)
                                         multiplied  by the  sum of (A)  approximately  5.20%  and  (B)  the  Current  Specified
                                         Overcollateralization Percentage for the mortgage pool.
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Class I-B-1 Principal Distribution       For any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is
Amount:                                  not in effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                         Balance of the Class I-B-1  Certificates  immediately  prior to such  Distribution Date over (y) the excess of (a) the  aggregate  Stated  Principal  Balance  of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the  related  Prepayment  Period)  over (b) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class I-A Certificates  (after taking into  account  the  payment of the Class I-A  Principal  Distribution  Amounts for such
                                         Distribution  Date),  (2) the  aggregate  Certificate  Principal  Balance  of the Class
                                         I-M-1 Certificates  (after taking into account the payment of the Class I-M-1 Principal
                                         Distribution  Amounts  for  such  Distribution  Date)  (3)  the  aggregate  Certificate
                                         Principal  Balance of the Class  I-M-2  Certificates  (after  taking  into  account the payment  of the  Class  I-M-2  Principal  Distribution  Amounts  for such  Distribution
                                         Date)and (4) the aggregate  Stated  Principal  Balance of the mortgage  loans as of the last day of the  related due period  (after  reduction  for  Realized  Losses  incurred during  the  related  Prepayment  Period)  multiplied  by the sum of (A)  approximately
                                         2.40% and (B) the Current Specified  Overcollateralization  Percentage for the mortgage pool.
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 27)

Class I-B-2 Principal Distribution       For any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is
Amount:                                  not in effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                         Balance of the Class I-B-2  Certificates  immediately  prior to such  Distribution Date over (y) the excess of (a) the  aggregate  Stated  Principal  Balance  of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the  related  Prepayment  Period)  over (b) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class I-A Certificates  (after taking into  account  the  payment of the Class I-A  Principal  Distribution  Amounts for such
                                         Distribution  Date),  (2) the  aggregate  Certificate  Principal  Balance  of the Class
                                         I-M-1 Certificates  (after taking into account the payment of the Class I-M-1 Principal
                                         Distribution  Amounts  for  such  Distribution  Date)  (3)  the  aggregate  Certificate
                                         Principal  Balance of the Class  I-M-2  Certificates  (after  taking  into  account the payment of the Class I-M-2 Principal  Distribution Amounts for such Distribution Date),
                                         (4) the aggregate  Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal  Distribution  Amounts for
                                         such Distribution  Date) and (5) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the related  Prepayment  Period)  multiplied by the sum of (A)
                                         approximately 1.40% and (B) the Current Specified Overcollateralization  Percentage for
                                         the mortgage pool.
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Class I-B-3 Principal Distribution       For any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is
Amount:                                  not in effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                         Balance of the Class I-B-3  Certificates  immediately  prior to such  Distribution Date over (y) the excess of (a) the  aggregate  Stated  Principal  Balance  of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the  related  Prepayment  Period)  over (b) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class I-A Certificates  (after taking into  account  the  payment of the Class I-A  Principal  Distribution  Amounts for such
                                         Distribution  Date),  (2) the  aggregate  Certificate  Principal  Balance  of the Class
                                         I-M-1 Certificates  (after taking into account the payment of the Class I-M-1 Principal
                                         Distribution  Amounts  for  such  Distribution  Date)  (3)  the  aggregate  Certificate
                                         Principal  Balance of the Class  I-M-2  Certificates  (after  taking  into  account the payment of the Class I-M-2 Principal  Distribution Amounts for such Distribution Date),
                                         (4) the aggregate  Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal  Distribution  Amounts for
                                         such  Distribution  Date) and (5) the aggregate  Certificate  Principal  Balance of the
                                         Class I-B-2  Certificates  (after  taking  into  account the payment of the Class I-B-2
                                         Principal  Distribution  Amounts  for such  Distribution  Date)  and (6) the  aggregate
                                         Stated  Principal  Balance of the mortgage  loans as of the last day of the related due period (after  reduction for Realized  Losses  incurred  during the related  Prepayment
                                         Period)  multiplied  by  the  sum  of (A)  approximately  0.00%  and  (B)  the  Current
                                         Specified Overcollateralization Percentage for the mortgage pool.
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 28)

Yield Maintenance Agreement:             The Trust will  benefit  from a series of  interest  rate cap  payments  from the Yield
                                         Maintenance  Provider pursuant to yield maintenance  agreements  purchased with respect to the hybrid ARM mortgage  loans.  The Yield  Maintenance  Agreements  are intended to partially  mitigate  the  interest  rate risk that  could  result  from the  difference between  the  Formula  Rate on the  Certificates  and  the Net  Rate  Cap  (the  "Yield
                                         Maintenance Agreements").

                                          On each  Distribution  Date,  with respect to the Class A Certificates  payments under the related Yield Maintenance  Agreement will be an amount equal to the product of (i)
                                          the excess of one-month  LIBOR for such  Distribution  Date over the strike rate, (ii)
                                          the lesser of (a) the Certificate  Principal  Balance of the Class A Certificates  for
                                          such  Distribution  Date minus the swap notional amount for such Distribution Date and
                                          (b) the notional  balance  based on certain  prepayment  speeds for such class on such
                                          Distribution  Date as set forth  below but in no event less than  zero,  and (iii) the actual  number of days in the  corresponding  accrual  period  divided  by 360.  It is anticipated that the Yield  Maintenance  Agreement will include the following terms in the below table:

                                         On each  Distribution  Date,  with  respect  to the  Class M  Certificates  and Class B
                                          Certificates,  payments under the Yield Maintenance Agreements will be an amount equal to the product of (i) the excess of one-month  LIBOR for such  Distribution  Date over the strike  rate,  (ii) the  lesser of (a) the  Certificate  Principal  Balance of the respective  class for such  Distribution  Date and (b) the notional  balance  based on certain  prepayment  speeds  for such  class on such  Distribution  Date as set  forth below,  and  (iii)  the  actual  number of days in the  corresponding  accrual  period divided by 360. It is anticipated  that the Yield  Maintenance  Agreement will include the following terms in the below table:

                                         See Exhibit I for a schedule of Certificate Notional Amount by month.
                                         See Below Strike Rates schedule by month.
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------
Static Pool  Information:                Information  concerning the sponsor's prior  residential  mortgage loan  securitization involving  prime or  alternative-a  mortgage  loans secured by first lien  mortgages or deeds of trust in residential  real properties  issued by the depositor is available on
                                         the                                     internet                                     at
                                         http://www.bearstearns.com/transactions/sami_ii/balta2006-3/index.html.     On     this
                                         website,  you can view for each of these  securitizations,  summary pool information as of the applicable  securitization  cut-off date and  delinquency,  cumulative loss, and prepayment  information as of each  distribution  date by  securitization  for the past five yearts,  or since the  applicable  securitization  closing date if the  applicable securitization  closing date  occurred  less than five years from the date of this term sheet. Each of these mortgage loan  securitizations is unique, and the  characteristics of each  securiutized  mortgage  loan  poolvaries  from each  other as well as from the mortgage loans to be included in the trust that will issue the certificates  offered by this term  sheet.  In  addition,  the  performance  information  relating  to the prior securitizations  described  above  may have  been  influenced  by  factors  beyond  the sponsor's  contol such as housing  prices and market  interest  rates.  Therefore,  the performance  of  these  prior  mortgage  loan  securitizations  is  likely  not  to  be indicative of the future  performance of the mortgage loans to be included in the trust related to this offering.
---------------------------------------- ----------------------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3, Group I
Computational Material (Page 29)

Swap Agreement:                          On the  Closing  Date,  the  Securities  Administrator  on behalf of a  separate  trust created under the pooling and servicing  agreement (the "Supplemental  Interest Trust")
                                         will enter into a Swap Agreement for the benefit of the Class I-A Certificates  with an initial  notional amount of  [$878,390,000].  The Class I-A  Certificates  and the Swap
                                         Agreement  may also be pledged to a Grantor  Trust  which  would  issue  Grantor  Trust
                                         Certificates  representing an interest in the underlying Class I-A Certificates and the
                                         Swap Agreement,  as applicable.  Under the Swap Agreement,  on each  Distribution  Date beginning in [April 2006] and ending in [August  2008],  the  Securities  Administrator shall be  obligated  to pay to the Swap  Provider an amount equal to [___]% (per annum)
                                         on the related  swap  notional  amount  specified  in the  schedule  below based upon a
                                         30/360 day count  convention,  and the  Securities  Administrator  will be  entitled to receive  from the Swap  Provider  an amount  equal to  One-Month  LIBOR (as  determined pursuant to the Swap  Agreement) on the related swap notional  amount  specified in the schedule  below  based upon an  actual/360  day count  convention,  accrued  during the related swap accrual period.  Only the net amount of the two obligations  above will be paid by the  appropriate  party (each,  a "Net Swap  Payment").  To the extent that the
                                         Securities  Administrator  is  obliged  to  make a  related  Net  Swap  Payment  on any
                                         Distribution Date, amounts otherwise available to the related  certificateholders  will be applied to make a net payment to the  Securities  Administrator  in the same amount, for payment to the Swap Provider.  The related Swap Agreement will terminate  after the
                                         Distribution Date in [August 2008].

                                         Upon early termination of the Swap Agreement,  the Securities Administrator or the Swap
                                         Provider may be liable to make a termination  payment (the "Swap Termination  Payment")
                                         to the  other  party,  regardless  of which  party  caused  the  termination.  The Swap
                                         Termination  Payment will be computed in accordance  with the  procedures  set forth in the related Swap Agreement. In the event that the Securities  Administrator is required to make a Swap  Termination  Payment,  the trust will be  required to make a payment to the  Securities  Administrator  in the same  amount,  which  amount will be paid on the related  Distribution  Date,  and on any  subsequent  Distribution  Dates until paid in full,  prior to  distributions  to the  related  Certificateholders  (other than a Swap
                                         Termination  Payment due to a Swap  Provider  Trigger  Event).  Shown below is the swap notional  amount  schedule,  which  generally  has been  derived  by adding  during the respective  fixed rate period,  a notional  amount  corresponding  to 1.25x the pricing speed and (2) during the respective adjustable rate period, zero.

---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing
Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.  All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

               ----------------------------------------
                            SWAP SCHEDULE
               ----------------------------------------
               -------------- -------------------------

               Distribution   Swap Notional Amount ($)
               Date
               -------------- -------------------------
               -------------- -------------------------

               -------------- -------------------------
               -------------- -------------------------
                 25-May-06          878,390,000
               -------------- -------------------------
               -------------- -------------------------
                 25-Jun-06          823,919,131
               -------------- -------------------------
               -------------- -------------------------
                 25-Jul-06          772,516,646
               -------------- -------------------------
               -------------- -------------------------
                 25-Aug-06          724,009,098
               -------------- -------------------------
               -------------- -------------------------
                 25-Sep-06          678,233,634
               -------------- -------------------------
               -------------- -------------------------
                 25-Oct-06          635,037,829
               -------------- -------------------------
               -------------- -------------------------
                 25-Nov-06          594,276,977
               -------------- -------------------------
               -------------- -------------------------
                 25-Dec-06          555,814,692
               -------------- -------------------------
               -------------- -------------------------
                 25-Jan-07          519,521,104
               -------------- -------------------------
               -------------- -------------------------
                 25-Feb-07          485,271,328
               -------------- -------------------------
               -------------- -------------------------
                 25-Mar-07          452,950,245
               -------------- -------------------------
               -------------- -------------------------
                 25-Apr-07          422,450,050
               -------------- -------------------------
               -------------- -------------------------
                 25-May-07          393,666,848
               -------------- -------------------------
               -------------- -------------------------
                 25-Jun-07          366,504,533
               -------------- -------------------------
               -------------- -------------------------
                 25-Jul-07          340,871,861
               -------------- -------------------------
               -------------- -------------------------
                 25-Aug-07          316,682,719
               -------------- -------------------------
               -------------- -------------------------
                 25-Sep-07          293,855,844
               -------------- -------------------------
               -------------- -------------------------
                 25-Oct-07          272,314,625
               -------------- -------------------------
               -------------- -------------------------
                 25-Nov-07          251,986,800
               -------------- -------------------------
               -------------- -------------------------
                 25-Dec-07          232,803,841
               -------------- -------------------------
               -------------- -------------------------
                 25-Jan-08          214,701,319
               -------------- -------------------------
               -------------- -------------------------
                 25-Feb-08          197,618,562
               -------------- -------------------------
               -------------- -------------------------
                 25-Mar-08          181,498,018
               -------------- -------------------------
               -------------- -------------------------
                 25-Apr-08          166,285,777
               -------------- -------------------------
               -------------- -------------------------
                 25-May-08          151,930,330
               -------------- -------------------------
               -------------- -------------------------
                 25-Jun-08          138,388,360
               -------------- -------------------------
               -------------- -------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                                        -Page 30-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

                 25-Jul-08          125,608,927
               -------------- -------------------------
               -------------- -------------------------
                 25-Aug-08          113,549,107
               -------------- -------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 31-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

                                                Yield Maintenance Strike Rate Schedule

               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                              Class I-A   Class I-M-1   Class        Class I-B-1   Class I-B-2  Class
                                                          I-M-2                                   I-B-3
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               Distribution     Strike       Strike       Strike       Strike        Strike       Strike
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                   Date          Rate         Rate         Rate         Rate          Rate         Rate
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-May-06       6.97         6.79         6.62         5.72          5.02         5.02
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Jun-06       6.97         6.79         6.62         5.72          5.02         5.02
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Jul-06       6.98         6.80         6.63         5.73          5.03         5.03
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Aug-06       6.98         6.80         6.63         5.73          5.03         5.03
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Sep-06       7.02         6.84         6.67         5.77          5.07         5.07
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Oct-06       7.08         6.90         6.73         5.83          5.13         5.13
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Nov-06       7.17         6.99         6.82         5.92          5.22         5.22
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Dec-06       7.24         7.06         6.89         5.99          5.29         5.29
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Jan-07       7.24         7.06         6.89         5.99          5.29         5.29
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Feb-07       7.24         7.06         6.89         5.99          5.29         5.29
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Mar-07       7.25         7.07         6.90         6.00          5.30         5.30
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Apr-07       7.25         7.07         6.90         6.00          5.30         5.30
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-May-07       7.25         7.07         6.90         6.00          5.30         5.30
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 32-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

                 25-Jun-07       7.25         7.07         6.90         6.00          5.30         5.30
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Jul-07       7.25         7.07         6.90         6.00          5.30         5.30
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Aug-07       7.25         7.07         6.90         6.00          5.30         5.30
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Sep-07       7.27         7.09         6.92         6.02          5.32         5.32
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Oct-07       7.35         7.17         7.00          6.1          5.40         5.4
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Nov-07       7.38         7.20         7.03         6.13          5.43         5.43
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Dec-07       7.40         7.22         7.05         6.15          5.45         5.45
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Jan-08       7.60         7.42         7.25         6.35          5.65         5.65
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Feb-08       7.61         7.43         7.26         6.36          5.66         5.66
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Mar-08       7.64         7.46         7.29         6.39          5.69         5.69
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Apr-08       7.67         7.49         7.32         6.42          5.72         5.72
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-May-08       7.68         7.50         7.33         6.43          5.73         5.73
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Jun-08       7.69         7.51         7.34         6.44          5.74         5.74
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Jul-08       7.76         7.58         7.41         6.51          5.81         5.81
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Aug-08       7.77         7.59         7.42         6.52          5.82         5.82
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Sep-08       7.78         7.60         7.43         6.53          5.83         5.83
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Oct-08       7.81         7.63         7.46         6.56          5.86         5.86
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Nov-08       7.82         7.64         7.47         6.57          5.87         5.87
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 33-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

                 25-Dec-08       7.83         7.65         7.48         6.58          5.88         5.88
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Jan-09       7.88         7.70         7.53         6.63          5.93         5.93
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Feb-09       7.94         7.76         7.59         6.69          5.99         5.99
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Mar-09       8.28         8.10         7.93         7.03          6.33         6.33
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Apr-09       8.32         8.14         7.97         7.07          6.37         6.37
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-May-09       8.34         8.16         7.99         7.09          6.39         6.39
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Jun-09       8.34         8.16         7.99         7.09          6.39         6.39
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Jul-09       8.36         8.18         8.01         7.11          6.41         6.41
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Aug-09       8.37         8.19         8.02         7.12          6.42         6.42
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Sep-09       8.47         8.29         8.12         7.22          6.52         6.52
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Oct-09       8.48         8.30         8.13         7.23          6.53         6.53
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Nov-09       8.48         8.30         8.13         7.23          6.53         6.53
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Dec-09       8.50         8.32         8.15         7.25          6.55         6.55
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Jan-10       8.51         8.33         8.16         7.26          6.56         6.56
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Feb-10       8.54         8.36         8.19         7.29          6.59         6.59
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Mar-10       8.57         8.39         8.22         7.32          6.62         6.62
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Apr-10       8.58         8.40         8.23         7.33          6.63         6.63
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-May-10       8.58         8.40         8.23         7.33          6.63         6.63
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Jun-10       8.58         8.40         8.23         7.33          6.63         6.63
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Jul-10       8.58         8.40         8.23         7.33          6.63         6.63
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Aug-10       8.59         8.41         8.24         7.34          6.64         6.64
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Sep-10       8.59         8.41         8.24         7.34          6.64         6.64
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Oct-10       8.60         8.42         8.25         7.35          6.65         6.65
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Nov-10       8.60         8.42         8.25         7.35          6.65         6.65
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Dec-10       8.60         8.42         8.25         7.35          6.65         6.65
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Jan-11       8.61         8.43         8.26         7.36          6.66         6.66
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Feb-11       8.72         8.54         8.37         7.47          6.77         6.77
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
               -------------- ----------- ------------- ----------- -------------- ------------ -----------
                 25-Mar-11      11.89        11.71        11.54         10.64         9.94         9.94
               -------------- ----------- ------------- ----------- -------------- ------------ -----------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 34-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

                                                              Exhibit I
                                              Yield Maintenance Notional Balance Schedule
                                                 (All Notional Balances run at 24%CPR)
---------------------------------------------------------------------------------------
              Class I-A   Class I-M-1 Class I-M-2 Class I-B-1 Class I-B-2 Class I-B-3
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Distribution   Notional     Notional    Notional    Notional    Notional    Notional
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
    Date        Amount       Amount      Amount      Amount      Amount      Amount
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-May-06   878,390,000   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Jun-06   856,316,526   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Jul-06   834,746,563   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Aug-06   813,667,944   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Sep-06   793,069,649   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Oct-06   772,942,432   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Nov-06   753,276,371   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Dec-06   734,062,073   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Jan-07   715,288,928   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Feb-07   696,943,335   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Mar-07   679,015,486   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Apr-07   661,497,018   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-May-07   644,376,594   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Jun-07   627,645,974   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Jul-07   611,296,299   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Aug-07   595,318,912   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Sep-07   579,705,352   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Oct-07   564,447,495   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Nov-07   549,537,488   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Dec-07   534,967,034   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Jan-08   520,728,466   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Feb-08   506,814,574   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 35-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

 25-Mar-08   493,217,704   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Apr-08   479,931,252   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-May-08   466,947,358   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Jun-08   454,270,919   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Jul-08   441,883,046   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Aug-08   429,777,183   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Sep-08   417,946,766   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Oct-08   406,385,704   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Nov-08   395,087,867   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Dec-08   384,047,307   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Jan-09   373,258,142   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Feb-09   362,714,659   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Mar-09   352,407,332   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Apr-09   342,334,678   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-May-09   332,491,404   34,807,000  19,821,000  11,602,000  4,834,000   5,801,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Jun-09   332,491,404   33,189,912  16,865,307  9,871,918   4,113,157   4,935,959
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Jul-09   328,385,131   28,939,822  16,479,909  9,646,330   4,019,166   4,823,165
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Aug-09   320,880,657   28,278,470  16,103,300  9,425,886   3,927,317   4,712,943
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Sep-09   313,547,168   27,632,186  15,735,271  9,210,464   3,837,561   4,605,232
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Oct-09   306,384,061   27,000,918  15,375,792  9,000,047   3,749,890   4,500,024
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Nov-09   299,384,120   26,384,030  15,024,502  8,794,424   3,664,217   4,397,212
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Dec-09   292,543,637   25,781,194  14,681,215  8,593,484   3,580,495   4,296,742
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Jan-10   285,858,988   25,192,091  14,345,748  8,397,122   3,498,680   4,198,561
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Feb-10   279,326,822   24,616,426  14,017,933  8,205,240   3,418,732   4,102,620
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Mar-10   272,943,476   24,053,877  13,697,586  8,017,729   3,340,605   4,008,864
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Apr-10   266,705,567   23,504,144  13,384,539  7,834,490   3,264,258   3,917,245
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-May-10   260,609,787   22,966,937  13,078,624  7,655,426   3,189,651   3,827,713
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 36-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

 25-Jun-10   254,652,905   22,441,971  12,779,680  7,480,442   3,116,743   3,740,221
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Jul-10   248,831,764   21,928,967  12,487,547  7,309,446   3,045,497   3,654,723
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Aug-10   243,143,276   21,427,654  12,202,072  7,142,346   2,975,875   3,571,173
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Sep-10   237,584,483   20,937,771  11,923,106  6,979,056   2,907,840   3,489,528
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Oct-10   232,152,377   20,459,052  11,650,497  6,819,488   2,841,355   3,409,744
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Nov-10   226,840,000   19,990,884  11,383,897  6,663,437   2,776,336   3,331,718
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Dec-10   221,647,210   19,533,256  11,123,299  6,510,898   2,712,781   3,255,449
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Jan-11   216,571,684   19,085,961  10,868,585  6,361,804   2,650,660   3,180,902
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Feb-11   211,610,859   18,648,775  10,619,627  6,216,080   2,589,944   3,108,040
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 25-Mar-11   206,758,536   18,221,151  10,376,115  6,073,543   2,530,556   3,036,771
---------------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 37-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

                                                              Exhibit II
                                                       Available Funds Rate Cap

-----------------------------------------------------------------------------------------------
            Class I-A-1 Class I-A-2 Class I-M-1Class I-M-2 Class I-B-1 Class I-B-2Class I-B-3
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Distribution Effective   Effective  Effective   Effective   Effective  Effective   Effective
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
    Date        Rate        Rate       Rate        Rate        Rate       Rate        Rate
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-May-06     4.995        5.05       5.23        5.44        6.36       6.96        6.96
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Jun-06      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Jul-06      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Aug-06      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Sep-06      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Oct-06      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Nov-06      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Dec-06      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Jan-07      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Feb-07      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Mar-07      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Apr-07      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-May-07      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Jun-07      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Jul-07      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Aug-07      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Sep-07      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Oct-07      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Nov-07      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Dec-07      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Jan-08      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Feb-08      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Mar-08      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Apr-08      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-May-08      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Jun-08      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Jul-08      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Aug-08      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Sep-08      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Oct-08      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Nov-08      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 38-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

 25-Dec-08      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Jan-09      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Feb-09      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Mar-09      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Apr-09      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-May-09      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Jun-09      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Jul-09      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Aug-09      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Sep-09      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Oct-09      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Nov-09      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Dec-09      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Jan-10      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Feb-10      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Mar-10      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Apr-10      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-May-10      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Jun-10      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Jul-10      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Aug-10      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Sep-10      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 25-Oct-10      11.5        11.5       11.5        11.5        11.5       11.5        11.5
-----------------------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 39-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

                                                              Exhibit III
                                                             Yield Tables

--------------------------------------------------------------------------------------------------------------
Class I-A-1 to Call
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
100-00     10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR   45.00% CPR  55.00% CPR
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Yield         5.18         5.18         5.18        5.18        5.18        5.18         5.18        5.18
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Avg Life      6.66         4.54         3.35        2.61        2.09        1.72         1.23        0.93
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Start  5/25/2006    5/25/2006   5/25/2006   5/25/2006   5/25/2006    5/25/2006   5/25/2006   5/25/2006
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin End    1/25/2020   12/25/2015   6/25/2013   11/25/2011  10/25/2010   1/25/2010   1/25/2009   5/25/2008
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Win       165          116          86          67          54          45           33          25
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class I-A-2 to Call
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
100-00     10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR   45.00% CPR  55.00% CPR
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Yield         5.25         5.25         5.25        5.25        5.25        5.26         5.26        5.26
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Avg Life      6.66         4.54         3.35        2.61        2.09        1.72         1.23        0.93
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Start  5/25/2006    5/25/2006   5/25/2006   5/25/2006   5/25/2006    5/25/2006   5/25/2006   5/25/2006
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin End    1/25/2020   12/25/2015   6/25/2013   11/25/2011  10/25/2010   1/25/2010   1/25/2009   5/25/2008
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Win       165          116          86          67          54          45           33          25
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class I-M-1 to Call
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
100-00     10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR   45.00% CPR  55.00% CPR
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Yield         5.38         5.38         5.38        5.38        5.38        5.38         5.38        5.38
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Avg Life      11.31        7.79         5.75        4.56        3.89        3.55         2.74        2.08
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Start  9/25/2012    7/25/2010   5/25/2009   6/25/2009   7/25/2009    8/25/2009   1/25/2009   5/25/2008
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin End    1/25/2020   12/25/2015   6/25/2013   11/25/2011  10/25/2010   1/25/2010   1/25/2009   5/25/2008
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Win       89           66           50          30          16           6           1           1
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class I-M-2 to Call
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
100-00     10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR   45.00% CPR  55.00% CPR
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Yield         5.55         5.55         5.55        5.55        5.55        5.56         5.56        5.55
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Avg Life      11.31        7.79         5.75        4.54        3.85        3.46         2.74        2.08
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Start  9/25/2012    7/25/2010   5/25/2009   5/25/2009   6/25/2009    6/25/2009   1/25/2009   5/25/2008
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin End    1/25/2020   12/25/2015   6/25/2013   11/25/2011  10/25/2010   1/25/2010   1/25/2009   5/25/2008
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Win       89           66           50          31          17           8           1           1
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class I-B-1 to Call
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
100-00     10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR   45.00% CPR  55.00% CPR
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Yield         6.49         6.49         6.49        6.49        6.49        6.49         6.5         6.49
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Avg Life      11.31        7.79         5.75        4.54        3.83        3.42         2.74        2.08
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Start  9/25/2012    7/25/2010   5/25/2009   5/25/2009   5/25/2009    6/25/2009   1/25/2009   5/25/2008
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin End    1/25/2020   12/25/2015   6/25/2013   11/25/2011  10/25/2010   1/25/2010   1/25/2009   5/25/2008
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Win       89           66           50          31          18           8           1           1
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 40-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class I-B-2 to Call
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
100-00     10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR   45.00% CPR  55.00% CPR
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Yield         7.22         7.22         7.22        7.22        7.22        7.22         7.23        7.22
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Avg Life      11.31        7.79         5.75        4.54        3.82        3.41         2.74        2.08
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Start  9/25/2012    7/25/2010   5/25/2009   5/25/2009   5/25/2009    5/25/2009   1/25/2009   5/25/2008
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin End    1/25/2020   12/25/2015   6/25/2013   11/25/2011  10/25/2010   1/25/2010   1/25/2009   5/25/2008
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Win       89           66           50          31          18           9           1           1
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class I-B-3 to Call
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
100-00     10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR   45.00% CPR  55.00% CPR
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Yield         7.22         7.22         7.22        7.22        7.22        7.22         7.23        7.22
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Avg Life      11.31        7.79         5.75        4.54        3.82        3.38         2.74        2.08
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Start  9/25/2012    7/25/2010   5/25/2009   5/25/2009   5/25/2009    5/25/2009   1/25/2009   5/25/2008
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin End    1/25/2020   12/25/2015   6/25/2013   11/25/2011  10/25/2010   1/25/2010   1/25/2009   5/25/2008
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Win       89           66           50          31          18           9           1           1
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class I-A-1 to Maturity
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
100-00     10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR   45.00% CPR  55.00% CPR
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Yield         5.19          5.2         5.2         5.21        5.21        5.21         5.21        5.19
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Avg Life      7.61         5.35         4.01        3.14        2.54        2.09         1.45        0.98
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Start  5/25/2006    5/25/2006   5/25/2006   5/25/2006   5/25/2006    5/25/2006   5/25/2006   5/25/2006
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin End    9/25/2034    5/25/2031   12/25/2026  2/25/2023   3/25/2020    1/25/2018   11/25/2014  4/25/2009
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Win       341          301         248         202         167          141         103          36
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class I-A-2 to Maturity
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
100-00     10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR   45.00% CPR  55.00% CPR
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Yield         5.27         5.28         5.28        5.29        5.29        5.29         5.29        5.27
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Avg Life      7.61         5.35         4.01        3.14        2.54        2.09         1.45        0.98
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Start  5/25/2006    5/25/2006   5/25/2006   5/25/2006   5/25/2006    5/25/2006   5/25/2006   5/25/2006
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin End    9/25/2034    5/25/2031   12/25/2026  2/25/2023   3/25/2020    1/25/2018   11/25/2014  4/25/2009
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Win       341          301         248         202         167          141         103          36
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class I-M-1 to Maturity
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
100-00     10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR   45.00% CPR  55.00% CPR
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Yield         5.39          5.4         5.41        5.41        5.41        5.41         5.44        5.48
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Avg Life      13.53        9.71         7.33        5.85        4.96        4.44         4.06        4.76
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Start  9/25/2012    7/25/2010   5/25/2009   6/25/2009   7/25/2009    8/25/2009   10/25/2009  4/25/2009
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin End   10/25/2034    8/25/2031   3/25/2027   5/25/2023   6/25/2020    3/25/2018   12/25/2014  10/25/2012
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Win       266          254         215         168         132          104          63          43
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 41-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class I-M-2 to Maturity
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
100-00     10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR   45.00% CPR  55.00% CPR
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Yield         5.58         5.59         5.6         5.6         5.6          5.6         5.63        5.68
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Avg Life      13.53        9.71         7.33        5.83        4.92        4.35         3.81        3.81
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Start  9/25/2012    7/25/2010   5/25/2009   5/25/2009   6/25/2009    6/25/2009   8/25/2009   10/25/2009
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin End   11/25/2034   10/25/2031   5/25/2027   7/25/2023   7/25/2020    4/25/2018   1/25/2015   11/25/2012
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Win       267          256         217         171         134          107          66          38
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class I-B-1 to Maturity
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
100-00     10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR   45.00% CPR  55.00% CPR
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Yield         6.55         6.58         6.6         6.61        6.62        6.62         6.66        6.78
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Avg Life      13.53        9.71         7.33        5.84        4.91        4.32         3.7         3.54
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Start  9/25/2012    7/25/2010   5/25/2009   5/25/2009   5/25/2009    6/25/2009   6/25/2009   7/25/2009
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin End   11/25/2034   11/25/2031   6/25/2027   8/25/2023   8/25/2020    4/25/2018   2/25/2015   11/25/2012
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Win       267          257         218         172         136          107          69          41
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class I-B-2 to Maturity
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
100-00     10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR   45.00% CPR  55.00% CPR
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Yield          7.3         7.34         7.38        7.4         7.41         7.4         7.46        7.63
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Avg Life      13.53        9.71         7.33        5.84        4.89         4.3         3.65        3.42
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Start  9/25/2012    7/25/2010   5/25/2009   5/25/2009   5/25/2009    5/25/2009   6/25/2009   7/25/2009
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin End   11/25/2034   11/25/2031   6/25/2027   8/25/2023   8/25/2020    5/25/2018   2/25/2015   12/25/2012
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Win       267          257         218         172         136          109          69          42
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class I-B-3 to Maturity
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
100-00     10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR   45.00% CPR  55.00% CPR
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Yield          7.3         7.34         7.38        7.4         7.41         7.4         7.46        7.62
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Avg Life      13.53        9.71         7.34        5.84        4.89        4.28         3.64        3.36
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Start  9/25/2012    7/25/2010   5/25/2009   5/25/2009   5/25/2009    5/25/2009   5/25/2009   6/25/2009
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 42-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

Prin End   12/25/2034   11/25/2031   7/25/2027   8/25/2023   9/25/2020    5/25/2018   2/25/2015   12/25/2012
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Prin Win       268          257         219         172         137          109          70          43
--------------------------------------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 43-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

                                                          Contact Information
---------------------------------------------------------------------------------------------------------------------------------------

                                                               Contacts

---------------------------------------------------------------------------------------------------------------------------------------
MBS Trading
---------------------------------------------------------------------------------------------------------------------------------------

Paul Van Lingen                                      Tel: (212) 272-4976
Senior Managing Director                             pvanlingen@bear.com

MBS Structuring

Mark Michael                                         Tel: (212) 272-5451
Managing Director                                    mmichael@bear.com

MBS Banking

Diana Cerchio                                        Tel: (212) 272-7073
Associate Director                                   dcerchio@bear.com

David Rush                                           Tel: (212) 272-1230
Analyst                                              drush1@bear.com

Syndicate

Carol Fuller                                         Tel: (212) 272-4955
Senior Managing Director                             cfuller@bear.com

Angela Ward                                          Tel: (212) 272-4955
Vice-President                                       award@bear.com

Rating Agencies

Ken Epstein - S&P                                    Tel: (212) 438-4065
                                                     kenneth_epstein@standardandpoors.com

Karen Ramallo - Moody's                              Tel: (212) 553-0370
                                                     Karen.Ramallo@moodys.com

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 44-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 45-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

New Issue Marketing Materials

$1,135,817,000 (approximate)
Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II

Structured Asset Mortgage Investments II Inc.
Depositor

Wells Fargo Bank, National Association
Master Servicer

Bear, Stearns & Co. Inc.
Lead Underwriter

All Statistical Information is based upon information as of April 1, 2006

April 11, 2006

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 46-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

                                              STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a  registration  statement  (including  a  prospectus)  with the SEC for the  offering to which this free  writing prospectus  relates.  Before you  invest,  you should  read the  prospectus  in the  registration  statement  and other  documents  the depositor has filed with the SEC for more complete  information  about the depositor,  the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at  www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free  writing  prospectus  does not contain all  information  that is  required  to be  included  in the base  prospectus  and the
prospectus   supplement.   Please   click   here   http://www.bearstearns.com/prospectus/sami   or   visit   the   following   website:
www.bearstearns.com/prospectus/sami for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The  Information  in this free  writing  prospectus  supersedes  information  contained in any prior  similar  free writing  prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This information in this free writing prospectus is preliminary, and will be superseded by the preliminary prospectus. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase Certificates at any time prior to our acceptance of your offer.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of non-delivery

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 47-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

                                          SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information  contained in the attached materials (the  "Information") may include various forms of performance  analysis,  security characteristics and securities pricing estimates for the securities  described  therein.  Should you receive Information that refers to the "Statement  Regarding  Assumptions and Other Information",  please refer to this statement instead. The Information is illustrative
and is not intended to predict actual results which may differ  substantially  from those  reflected in the  Information.   Performance
analysis  is based on certain  assumptions  with  respect to  significant  factors  that may prove not to be as  assumed.   Performance
results are based on  mathematical  models that use inputs to calculate  results.  As with all models,  results may vary  significantly
depending  upon the value  given to the  inputs.   Inputs to these  models  include but are not  limited  to:  prepayment  expectations
(econometric  prepayment models, single expected lifetime prepayments or a vector of periodic  prepayments),  interest rate assumptions
(parallel and nonparallel  changes for different maturity  instruments),  collateral  assumptions  (actual pool level data,  aggregated
pool level  data,   reported  factors or imputed  factors),  volatility  assumptions  (historically  observed or implied  current)  and reported information  (paydown factors,  rate resets,  remittance reports and trustee  statements).  Models used in any analysis may be
proprietary,  the results  therefore,  may be difficult for any third party to reproduce.   Contact your registered  representative for
detailed explanations of any modeling techniques employed in the Information.

The  Information  may not reflect the impact of all  structural  characteristics  of the security,  including call events and cash flow priorities at all prepayment  speeds and/or interest  rates.  You should consider  whether the behavior of these  securities  should be
tested using  assumptions  different from those included in the  Information.   The assumptions  underlying the Information,  including
structure and collateral,  may be modified from time to time to reflect changed facts and  circumstances.   Offering  Documents contain
data that is current as of their  publication  dates and after  publication  may no longer be accurate,  complete or current.   Contact
your  registered  representative  for Offering  Documents,  current  Information  or additional  materials,  including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

 Any pricing  estimates  Bear Stearns has supplied at your request (a) represent our view, at the time  determined,  of the  investment value of the  securities  between the  estimated  bid  and offer levels,  the spread  between  which may be  significant  due to market volatility or  illiquidity,  (b) do not  constitute a bid by Bear Stearns or any other person for any security,  (c) may not constitute prices at which the  securities  could have been  purchased  or sold in any market at any time,  (d) have not been  confirmed by actual trades,  may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory,  and may not take into  account  the size of a position  you have in the  security,  and (e) may have been  derived  from matrix  pricing  that uses data relating to other securities whose prices are more readily  ascertainable to produce a hypothetical  price based on the estimated yield spread relationship between the securities.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 48-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the
Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

                                                        $1,135,817,000 (approx)
                                                       Bear Stearns Alt-A Trust
                                      Mortgage Pass-Through Certificates, Series 2006-3 Group II
                                                       Hybrid ARM Mortgage Loans
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
               Certificate     Ratings                     Interest           Collateral
                                                Credit
                                                Enhance                                                    Certificate
  Class          Size (1)                      %age (2)    Rate Type             Type                         Type
------------ ----------------- --------------- ---------- ------------ -------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-1A-1      $284,960,000       AAA/Aaa       22.31%      WAC (3)    5-Yr. Conforming Hybrid     Group II-1 Super Senior PT
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-1A-2      $50,287,000        AAA/Aaa        8.60%      WAC (3)    5-Yr. Conforming Hybrid     Group II-1 Super Senior PT
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-1X-1      Notional (4)       AAA/Aaa        8.60%      WAC (4)    5-Yr. Conforming Hybrid   Group II-1 Senior Interest Only
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-2A-1      $297,204,000       AAA/Aaa       17.20%      WAC (5)    5-Yr. Conforming Hybrid     Group II-2 Super Senior PT
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-2A-2      $30,869,000        AAA/Aa1        8.60%      WAC (5)    5-Yr. Conforming Hybrid     Group II-2 Super Senior PT
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-2X-1      Notional (6)       AAA/Aaa        8.60%      WAC (6)    5-Yr. Conforming Hybrid   Group II-2 Senior Interest Only
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 49-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

  II-3A-1      $321,211,000       AAA/Aaa       17.20%      WAC (7)      5-Yr. Non Conforming      Group II-3 Super Senior PT
                                                                                Hybrid
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-3A-2      $33,363,000        AAA/Aa1        8.60%      WAC (7)      5-Yr. Non Conforming     Group II-3 Senior Support PT
                                                                                Hybrid
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-3X-1      Notional (8)       AAA/Aaa        8.60%      WAC (8)      5-Yr. Non Conforming    Group II-3 Senior Interest Only
                                                                                Hybrid
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-4A-1      $41,958,000        AAA/Aaa       17.20%      WAC (9)         10-Yr. Hybrid          Group II-4 Super Senior PT
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-4A-2       $4,358,000        AAA/Aa1        8.60%      WAC (9)         10-Yr. Hybrid         Group II-4 Senior Support PT
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-B-1       $37,259,000         AA/Aa2        5.40%     WAC (10)       Total Portfolio of      Group II Crossed Subordinate
                                                                               Group II
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-X-B1     Notional (11)        AA/Aa2        5.40%     WAC (11)       Total Portfolio of     Group II IO Crossed Subordinate
                                                                               Group II
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-B-2       $21,540,000          A/A2         3.55%     WAC (12)       Total Portfolio of      Group II Crossed Subordinate
                                                                               Group II
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-X-B2     Notional (13)         A/A2         3.55%     WAC (13)       Total Portfolio of     Group II IO Crossed Subordinate
                                                                               Group II
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-B-3       $12,808,000        BBB/Baa2       2.45%     WAC (14)       Total Portfolio of      Group II Crossed Subordinate
                                                                               Group II
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                    Non Offered Certificates
---------------------------------------------------------------------------------------------------------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-B-4       $12,808,000         BB/NR         1.35%     WAC (14)       Total Portfolio of      Group II Crossed Subordinate
                                                                               Group II
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-B-5        $9,315,000          B/NR         0.55%     WAC (14)       Total Portfolio of      Group II Crossed Subordinate
                                                                               Group II
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------
  II-B-6        $6,406,275         NR/NR         0.00%     WAC (14)       Total Portfolio of      Group II Crossed Subordinate
                                                                               Group II
------------ ----------------- --------------- ---------- ------------ ------------------------- --------------------------------

(1)  Senior Certificates are subject to a variance of +/- 10%. In the case of the Subordinate Certificates, the certificate sizes are subject to any variance required to maintain the ratings as described above.

(2)  The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off
     Date and additional rating agency analysis.

(3)  Up to and including the distribution date in February 2011, The Class II-1A-1 Certificates and Class II-1A-2 Certificates
     will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II-1
     Mortgage Loans minus [0.971%].  The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.750%]. After the distribution date in February 2011, the Class II-1A-1 Certificates and Class II-1A-2
     Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II-1 Mortgage
     Loans.

(4)  Up to and including the distribution date in February 2011, the Class II-1X-1 Certificates will bear interest at a fixed pass-through rate equal to [0.971%] based on a notional balance equal to the aggregate current principal balance of the Class
     II-1A-1 Certificates and Class II-1A-2 Certificates. After the distribution date in February 2011, the Class II-1X-1 Certificates will not bear any interest.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 50-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

(5)  Up to and including the distribution date in February 2011, The Class II-2A-1 Certificates and Class II-2A-2 Certificates
     will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II-2
     Mortgage Loans minus [0.397%].  The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.250%]. After the distribution date in February 2011, the Class II-2A-1 Certificates and Class II-2A-2
     Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II-2 Mortgage
     Loans.

(6)  Up to and including the distribution date in February 2011, the Class II-2X-1 Certificates will bear interest at a fixed pass-through rate equal to [0.397%] based on a notional balance equal to the aggregate current principal balance of the Class
     II-2A-1 and Class II-2A-2 Certificates. After the distribution date in February 2011, the Class II-2X-1 Certificates will not bear any interest.

(7)  Up to and including the distribution date in February 2011, The Class II-3A-1 Certificates and Class II-3A-2 Certificates
     will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II-2
     Mortgage Loans minus [0.391%].  The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.250%]. After the distribution date in February 2011, the Class II-3A-1 Certificates and Class II-3A-2
     Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II-3 Mortgage
     Loans.

(8)  Up to and including the distribution date in February 2011, the Class II-3X-1 Certificates will bear interest at a fixed pass-through rate equal to [0.391%] based on a notional balance equal to the aggregate current principal balance of the Class
     II-3A-1 Certificates and Class II-3A-2 Certificates. After the distribution date in February 2011, the Class II-3X-1 Certificates will not bear any interest.

(9)  The Class II-4A-1 Certificates and Class II-4A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate)
     equal to the weighted average of the Net Rates of the Group II-4 Mortgage Loans.  The Pass-Through Rate with respect to the first
     Interest Accrual Period is expected to be approximately [6.063%].

(10) The Pass-Through Rate for the Class II-B-1 Certificates will be the least of (a) a floating rate based on One-Month LIBOR plus the respective Margin, (b) 10.500% and (c) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans in each sub-loan group in Loan Group II weighted in proportion to the excess of the aggregate stated
     principal balance of each such sub-loan group over the aggregate certificate principal balance of the senior certificates relating to such sub-loan group, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis. On the first Distribution Date after the first possible Optional Clean-Up Call Date, the margin for the Class II-B-1 Certificates will increase to 1.5 times the original margin.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 51-

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------------

(11) The Class II-X-B1 Certificates will bear interest at a per annum rate, based on the notional amount and the excess, if any, of (i) the weighted average of the weighted average net rate of the mortgage loans in each sub-loan group in loan group II weighted in proportion to the excess of the aggregate stated principal balance of each such sub-loan group over the aggregate certificate principal balance of the senior certificates related to such sub-loan group, adjusted to an effective rate reflecting the accrual of interest on 30/360 basis, over (ii) the Pass-Through Rate of the Class II-B-1 Certificates multiplied by the number of days in the accrual period for the Class II-B-1 Certificates, divided by 30.

(12) The Pass-Through Rate for the Class II-B-2 Certificates will be the least of (a) a floating rate based on One-Month LIBOR plus the respective Margin, (b) 10.500% and (c) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans in each sub-loan group in Loan Group II weighted in proportion to the excess of the aggregate stated
     principal balance of each such sub-loan group over the aggregate certificate principal balance of the senior certificates relating to such sub-loan group, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis. On the first Distribution Date after the first possible Optional Clean-Up Call Date, the margin for the Class II-B-2 Certificates will increase to 1.5 times the original margin.

(13) The Class II-X-B2 Certificates will bear interest at a per annum rate, based on the notional amount and the excess, if any, of (i) the weighted average of the weighted average net rate of the mortgage loans in each sub-loan group in loan group II weighted in proportion to the excess of the aggregate stated principal balance of each such sub-loan group over the aggregate certificate principal balance of the senior certificates related to such sub-loan group, adjusted to an effective rate reflecting the accrual of interest on 30/360 basis, over (ii) the Pass-Through Rate of the Class II-B-2 Certificates multiplied by the number of days in the accrual period for the Class II-B-2 Certificates, divided by 30.

(14) The Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates will bear interest at a variable rate (the
     Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II Mortgage Loans in each Mortgage Loan Group weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the aggregate Current Principal Balance of the related Class of Senior Certificates.  The Pass-Through Rate with respect to the first
     Interest Accrual Period is expected to be approximately [6.643%].

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.

                                                                                                                        -Page 52-

Description of the Collateral:
The  Mortgage Loans are indexed to the conventional, adjustable rate Six-Month LIBOR, One-Year LIBOR and One-Year CMT indexed mortgage loans with initial rate adjustments occurring either five or ten years after the date of origination ("Hybrid Arms").  The
Mortgage Loans are secured by first liens on one- to four-family residential properties.  Approximately 89.43% (by principal balance)
of the mortgage pool allow for payments of interest only for terms of 5 or 10 years. After such interest only period, such mortgage loans will fully amortize over its remaining term. The remaining approximately 10.57% of the mortgage loans fully amortize over their original term (generally 30-years).  Below is a further summary of the collateral characteristics of the Mortgage Loans by each mortgage loan group and the total pool (expected, as of April 1, 2005):

>>       The mortgage loans have penalties for full or partial prepayments in the percentages in the immediately following table and further detailed in the attached Collateral Tables. The prepayment penalties are generally soft, therefore borrowers will not be required to pay the penalty if house is sold.  On hard prepay penalties the Servicer cannot waive the prepayment penalty, unless enforcement would violate applicable state laws.

       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
          Group          No      6         7 Months      24        30        36       42        60
                      PrePay   Months        to 12     Months    Months    Months    Months   Months
                               or Less      Months
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
        Group II-1     62.31%     4.05%       3.13%     0.96%     0.00%     29.55%     0.00%      0.00%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
        Group II-2     70.15%     3.16%       3.23%     0.40%     0.00%     23.06%     0.00%      0.00%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
        Group II-3     68.27%     6.13%       5.64%     0.23%     0.00%     19.29%     0.00%      0.44%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
        Group II-4     63.05%     2.23%      21.90%     0.00%     0.00%     12.82%     0.00%      0.00%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
          Total        66.74%     4.39%       4.81%     0.51%     0.00%     23.40%     0.00%      0.15%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------

>>       Approximately 13.16% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and
         Freddie Mac).
>>       The two states with the largest concentration are California (25.32%) and Florida (10.55%).
>>       The non-zero weighted average FICO score is 704.
>>       The weighted average LTV is 75.35%. The weighted average CLTV including subordinate financing at the time of origination is
         89.21%.
>>       Approximately 0.07% of the mortgage loans have an LTV over 80% without any primary mortgage insurance coverage.

------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
                           % of      Gross      Net      WAM     Gross      Net     Initial    Period      Max     Mos
          MLG              Pool       WAC       WAC     (mos.)   Margin    Margin     Cap       Cap       Rate     to
                                                                                                                   Roll
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
     II-1 - 5 yr.           31.52%    7.087%    6.721%     358    2.267%    1.901%    5.120%    1.267%    12.213%     58
   Conforming Hybrid
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
     II-2 - 5 yr.           30.79%    7.013%    6.651%     358    2.262%    1.900%    5.072%    1.205%    12.102%     58
   Conforming Hybrid
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
   II-3 - 5 yr. Non
   Conforming Hybrid        33.34%    7.004%    6.641%     357    2.275%    1.912%    5.132%    1.439%    12.152%     58
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
 II-4 - 10 yr. Hybrid        4.35%    6.399%    6.063%     355    2.300%    1.964%    4.887%    1.548%    11.957%    115
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
        Totals:            100.00%    7.007%    6.643%     358    2.270%    1.907%    5.099%    1.318%    12.147%     60
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------

                                                              NOTE: the information related to the mortgage loans described herein reflects information as of the April 1, 2005.  It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off
                                                              Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 5%. Consequently, the initial principal balance of any of the Offered Certificates by the
                                                              Closing Date is subject to an increase or decrease of up to 5% from amounts shown on the front cover hereof.

SUMMARY OF TERMS:

Depositor:                          Structured Asset Mortgage Investments II Inc.

Seller:                             EMC Mortgage Corporation.

Underlying Servicer                 The Mortgage Loans will be serviced by EMC Mortgage Corporation (approx. 77.56%),
                                    GMAC (approximately 8.28%), HSBC Mortgage (approximately 6.77%), and 12 other servicers that are each equal to or under 3% of the entire pool.

Originator:                         The Originators for the Mortgage Loans are EMC Mortgage Corporation (approximately
                                    74.22%), GMAC (approximately 8.28%), Bear Stearns Residential Mortgage
                                    (approximately 7.19%), and 21 other originators that are each under 3% of the entire pool.

Master Servicer/ Paying Agent:      Wells Fargo Bank, National Association.

Trustee                             JP Morgan Chase Bank.

Underwriter:                        Bear, Stearns & Co. Inc.

Cut-off Date:                       April 1, 2006.

Closing Date:                       April 28, 2006.

Rating Agency:                      The senior certificates will be rated by two of the three rating agencies and the subordinate certificates will be rated by one of the three rating agencies. The rating agencies include Standard & Poor's ("S&P"), Moody's Investors Service
                                    ("Moody's") and Fitch Ratings ("Fitch").

Legal Structure:                    The Trust will be established as one or more REMIC's for federal income tax purposes.

Optional Clean-Up Call:             The Depositor, or its designee, may purchase all the loans in the trust after the scheduled principal balance of the mortgage loans remaining in the trust has been reduced to less than 10% of the scheduled principal balance of the mortgage loans as of the Cut-off Date, thereby causing termination and early retirement of the certificates.
Distribution Date:                  25th day of each month (or if such 25th day is not a business day, the next succeeding), commencing in May 25, 2006.
Last Scheduled Distribution Date:   April 25, 2036.

Offered Certificates:               The Class II-1A-1, Class II-1A-2, Class II-1X-1, Class II-2A-1, Class II-2A-2, Class
                                    II-2X-1, Class II-3A-1, Class II-3A-2, Class II-3X-1, Class II-4A-1 and Class
                                    II-4A-2, Class II-B-1, Class II-X-B1, Class II-B-2, Class II-X-B2 and Class II-B-3
                                    Certificates.
Non-Offered Certificates:           The Class II-B-4, Class II-B-5 and Class II-B-6 Certificates.

Remittance Type:                    Scheduled/Scheduled.

Registration:                       The Offered Certificates will be available in book-entry form through DTC,
                                    Clearstream and Euroclear.

ERISA Considerations:               The Offered Certificates are expected to be eligible for purchase by ERISA plans.  A fiduciary of any benefit plan should very carefully review with its legal advisors whether the purchase or holding of any Certificates to a transaction prohibited or not otherwise permissible under ERISA.

SMMEA Eligibility:                  The Offered Certificates, other than the Class are expected to constitute "mortgage related securities" for purposes of SMMEA.

Denominations:                      The Offered Certificates are issuable in minimum denominations of an original amount of $100,000 and multiples of $1 in excess thereof.

Record Date:                        With respect to the Certificates, except for the Class II-B-1 Certificates and Class
                                    II-B-2 Certificates and any Distribution Date, the last day of the prior calendar month.  With respect to the Class II-B-1 Certificates and Class II-B-2 Certificates
                                    and for any Distribution Date, the business day preceding the applicable distribution date.

Delay Days:                         With respect to the Certificates 24 days, except for the Class II-B-1 Certificates and Class II-B-2 Certificates which will be zero days.

Interest Accrual Period:            The Interest Accrual Period on the Certificates and any Distribution Date, except for the Class II-B-1 Certificates and Class II-B-2 Certificates, the one-month period preceding the month in which such distribution date occurs prior to such
                                    Distribution Date. Distributions of interest on the Certificates, except for the
                                    Class II-B-1 Certificates and Class II-B-2 Certificates will be based on a 360-day year and a 30 day month.

                                    The Interest Accrual Period on the Class II-B-1 Certificates and Class II-B-2
                                    Certificates is the period commencing on the Distribution Date of the month immediately preceding the month in which the Distribution Date occurs or, in the case of the first period, commencing on the Closing Date, and ending on the day preceding such Distribution Date.  All distributions of interest on will be based on a 360-day year and the actual number of days in the applicable Interest Accrual
                                    Period.  They will initially settle flat (no accrued interest).
                                    With respect to the Mortgage Loans serviced by EMC Mortgage Corporation, the
Prepayment Period:                  Prepayment Period with respect to any Distribution Date is the period commencing on the 16th day of the month prior to the month in which the related Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs; and with respect to all other Mortgage Loans, the calendar month immediately proceeding the month in which such Distribution Date occurs.

Compensating Interest:              On each Distribution Date, the Servicers are required to pay Compensating Interest up to the amount of the related Servicing Fee to cover prepayment interest shortfalls due to partial and/or full prepayments on the mortgage loans that occurred during the Prepayment Period.
                                    The Servicers are obligated to advance delinquent mortgagor payments through the
Advancing Obligation:               date of liquidation of an REO property to the extent deemed recoverable.

Prepayment Assumption:              A 100% prepayment assumption assumes that the outstanding principal balance of the
                                    Mortgage Loans prepays at a constant prepayment rate ("CPR") of 25% in every month of the life of such pool.

Servicing Fee:                      With respect to each mortgage loan, a fee that accrues at the related Servicing Fee
                                    Rate on the same principal balance on which the interest on the mortgage loan accrues for the calendar month. The Weighted Average Servicing Fee Rate for the pool of mortgage loans is 0.363% per annum.
Underwriting Standards:             The mortgage loans were underwritten to the guidelines of the Originators as more fully described in the prospectus supplement.
Credit Enhancement:                 Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Subordinate Certificates provide credit support for the Senior Certificates and other Subordinate Certificates with a lower class designation.

Cash-Flow Description:              Distributions on the Certificates will be made on the 25th day of each month (or the next business day). Distributions on the Senior Certificates will generally be made from the Available Funds of the related Loan Group.  Distributions on the Class II-B
                                    Certificates will be made from Available Funds of all four Loan Groups.  "Available
                                    Funds" for any distribution date and with respect to each Loan Group will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds, (2) any monthly advances and compensating interest payments made by the Master Servicer or Servicers for such distribution date in respect of the Mortgage Loans in the related Loan Group, (3)
                                    any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments and (4) under limited circumstances, certain prepayments allocated from the Available Funds of another Loan Group, net of (x) fees payable to, and amounts reimbursable to, the Master Servicer, the Servicers, the Securities
                                    Administrator, the Trustee and the Custodian and (y) investment earnings on amounts on deposit in the master servicer collection account and the distribution account.
                                    Available Funds for each Loan Group will be distributed according to the following priority:

                                    Available Funds:

                                    Group II-1 Available Funds
                                    1)       Payments of interest to the holders of the Class II-1A-1,  Class II-1A-2 and Class II-1X-1 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and
                                    2)       Payments of principal to the holders of the Class II-1A-1 Certificates and
                                             Class II-1A-2 Certificates based on their respective Current Principal
                                             Amounts, in an amount equal to the Senior Optimal Principal Amount for
                                             Mortgage Loan Group II-1.

                                    Group II-2 Available Funds
                                    1)       Payments of interest to the holders of the Class II-2A-1, Class II-2A-2 and
                                             Class II-2X-1 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof);
                                             and
                                    2)       Payments of principal to the holders of the Class II-2A-1 Certificates and
                                             Class II-2A-2 Certificates based on their respective Current Principal
                                             Amounts, in an amount equal to the Senior Optimal Principal Amount for
                                             Mortgage Loan Group II-2.

                                    Group II-3 Available Funds
                                    1)       Payments of interest to the holders of the Class II-3A-1, Class II-3A-2 and
                                             Class II-3X-1 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof);
                                             and
                                    2)       Payments of principal to the holders of the Class II-3A-1 and Class II-3A-2
                                             Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group
                                             II-3.

                                    Group II-4 Available Funds
                                    1)       Payments of interest to the holders of the Class II-4A-1 Certificates and
                                             Class II-4A-2 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof);
                                             and
                                    2)       Payments of principal to the holders of the Class II-4A-1 Certificates and
                                             Class II-4A-2 Certificates based on their respective Current Principal
                                             Amounts, in an amount equal to the Senior Optimal Principal Amount for
                                             Mortgage Loan Group II-4.

                                    Class II-B-1 Certificates and Class II-X-B1 Certificates Available Funds
                                    1)       Payment of interest to the Class II-B-1 Certificates and Class II-X-B1
                                             Certificates, pro rata based on the interest due and payable, notwithstanding that in the case of the Class II-X-B1 Certificates, the interest due for such class on any distribution date will be reduced by the amount of any carry-forward shortfall amount due to the Class II-B-1 Certificates;
                                    2)       Payments of any carry-forward shortfall amount due to the Class II-B-1
                                             Certificates;
                                    3)       Payments of interest remaining undistributed from previous distribution dates, pro rata, to the Class II-B-1 Certificates and Class II-X-B1
                                             Certificates, based on the undistributed interest owed to each such class, to the extent of remaining available funds;
                                    4)        Payments to the Class II-B-1 Certificates, its allocable share for such distribution date to the extent of the remaining available funds for all sub-loan group.

                                    Class II-B-2 Certificates and Class II-X-B2 Certificates Available Funds
                                    1)       Payment of interest to the Class II-B-2 Certificates and Class II-X-B2
                                             Certificates, pro rata based on the interest due and payable, notwithstanding that in the case of the Class II-X-B2 Certificates, the interest due for such class on any distribution date will be reduced by the amount of any carry-forward shortfall amount due to the Class II-B-2 Certificates;
                                    2)       Payments of any carry-forward shortfall amount due to the Class II-B-2
                                             Certificates;
                                    3)       Payments of interest remaining undistributed from previous distribution dates, pro rata, to the Class II-B-1 Certificates and Class II-X-B2
                                             Certificates, based on the undistributed interest owed to each such class, to the extent of remaining available funds;
                                    4)        Payments to the Class II-B-2 Certificates, its allocable share for such distribution date to the extent of the remaining available funds for all sub-loan group.

                                    Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates Available Funds

                                    1)       Payment of interest sequentially to the Class II-B-3, Class II-B-4, Class
                                             II-B-5 and Class II-B-6 Certificates, the interest due and payable for such distribution date;
                                    2)       Payment of interest remaining undistributed from previous distribution dates sequentially to the Class II-B-3, Class II-B-4, Class II-B-5 and Class
                                             II-B-6 Certificates; and
                                    3)       Such class's allocable share for such distribution date.

Shifting Interest:                  The Senior Certificates will be entitled to receive 100% of the prepayments on the
                                    Mortgage Loans up to and including [April 2013]. The Senior Prepayment Percentage can be
                                    reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate
                                    Percentage over the next five years provided that (i) the principal balance of the
                                    Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii)
                                    cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or
                                    50% of the aggregate original subordinate principal balance for each test date.

                                    Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate
                                    Certificates does not exceed 50% and (ii) cumulative realized losses for the
                                    Mortgage Loans do not exceed a) on or prior to [April 2009], 20% or b) after [April
                                    2009], 30%, then prepayments will be allocated among all certificates on a pro rata basis.

                                    If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:               Realized Losses on the Mortgage Loans will be allocated to the most junior class of
                                    Certificates outstanding beginning with the Class II-B-6 Certificates, until the
                                    Certificate Principal Balance of each Subordinate Class has been reduced to zero.

                                    Thereafter, Realized Losses on the Group II-1 Mortgage Loans will be allocated first to the Class II-1A-2 Certificates until reduced to zero and then to the Class
                                    II-1A-1 Certificates, Realized Losses on the Group II-2 Mortgage Loans will be allocated first  to the Class II-2A-2 Certificates until zero and then to the Class
                                    II-2A-1 Certificates, Realized Losses on the Group II-3 Mortgage Loans will be allocated first to the Class II-3A-2 Certificates until reduced to zero and then to the Class II-3A-1 Certificates and Realized Losses on the Group II-4 Mortgage Loans
                                    will be allocated first to the Class II-4A-2 Certificates until reduced to zero and then to the Class II-4A-1 Certificates.

Static Pool  Information:
                                    Information concerning the sponsor's prior residential mortgage loan securitization involving prime or alternative-a mortgage loans secured by first lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at
                                    http://www.bearstearns.com/transactions/sami_ii/balta2006-3/index.html. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this term sheet.  Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

Yield Maintenance Agreements On     The issuer will benefit from a series of interest rate cap payments from the Yield
Class II-B-1 Certificates and Class Maintenance Provider pursuant to yield maintenance agreements purchased with respect
II-B-2 Certificates:                to the hybrid ARM mortgage loans. The Yield Maintenance Agreement is intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rate on the Certificates and the Net WAC Cap Rate (the "Yield
                                    Maintenance Agreement").

                                    On each Distribution Date, payments under the Yield Maintenance Agreements will be an amount equal to the product of (i) the excess of one-month LIBOR for such Distribution Date over the strike rate, (ii) the lesser of (a) the
                                    Certificate Principal Balance of the respective class for such Distribution Date and (b) the notional balance based on certain prepayment speeds for such class on such Distribution Date as set forth below, and (iii) the actual number of days in the corresponding accrual period divided by 360. It is anticipated that the Yield Maintenance Agreement will include the following terms in the below table:

                                    See Below Strike Rates schedule by month, Notional Amount by month and yield tables.

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
------------------------------------------------------------------------------------------------------------------------------------

   Yield Maintenance Strike Rate                     Class II-B-1    Class II-B-2
              Schedule                Distribution   Strike          Strike
                                      Date           Rate            Rate
                                      25-May-06      7.00            6.80
                                      25-Jun-06      5.85            5.65
                                      25-Jul-06      6.49            6.29
                                      25-Aug-06      6.05            5.85
                                      25-Sep-06      6.05            5.85
                                      25-Oct-06      6.26            6.06
                                      25-Nov-06      5.66            5.46
                                      25-Dec-06      6.49            6.29
                                      25-Jan-07      6.26            6.06
                                      25-Feb-07      5.85            5.65
                                      25-Mar-07      6.74            6.54
                                      25-Apr-07      6.26            6.06
                                      25-May-07      6.26            6.06
                                      25-Jun-07      5.95            5.75
                                      25-Jul-07      6.16            5.96
                                      25-Aug-07      5.56            5.36
                                      25-Sep-07      6.39            6.19
                                      25-Oct-07      6.16            5.96
                                      25-Nov-07      5.75            5.55
                                      25-Dec-07      6.16            5.96
                                      25-Jan-08      6.16            5.96
                                      25-Feb-08      5.95            5.75
                                      25-Mar-08      6.39            6.19
                                      25-Apr-08      5.95            5.75
                                      25-May-08      5.75            5.55
                                      25-Jun-08      6.34            6.14
                                      25-Jul-08      6.11            5.91
                                      25-Aug-08      5.90            5.70
                                      25-Sep-08      5.90            5.70
                                      25-Oct-08      5.70            5.50
                                      25-Nov-08      6.34            6.14
                                      25-Dec-08      5.90            5.70
                                      25-Jan-09      5.90            5.70
                                      25-Feb-09      6.11            5.91
                                      25-Mar-09      6.59            6.39
                                      25-Apr-09      5.51            5.31
                                      25-May-09      6.34            6.14
                                      25-Jun-09      6.11            5.91
                                      25-Jul-09      5.70            5.50
                                      25-Aug-09      6.34            6.14
                                      25-Sep-09      5.90            5.70
                                      25-Oct-09      5.90            5.70
                                      25-Nov-09      6.11            5.91
                                      25-Dec-09      5.51            5.31
                                      25-Jan-10      6.59            6.39
                                      25-Feb-10      5.90            5.70
                                      25-Mar-10      6.59            6.39
                                      25-Apr-10      5.70            5.50
                                      25-May-10      6.34            6.14
                                      25-Jun-10      5.90            5.70
                                      25-Jul-10      5.90            5.70
                                      25-Aug-10      6.12            5.92
                                      25-Sep-10      5.51            5.31
                                      25-Oct-10      6.59            6.39
                                      25-Nov-10      5.72            5.52
                                      25-Dec-10      5.92            5.72

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2005
This  information  should  be  considered  only  after  reading  Bear  Stearns'  Securities,  Pricing  Estimates  and Other  Information  (the
"Statement"),  which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.
                                                                                                         60

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
---------------------------------------------------------------------------------------------------------------------------------------------

                                      25-Jan-11      6.36            6.16
                                      25-Feb-11      5.99            5.79
                                      25-Mar-11      6.81            6.61
                                      25-Apr-11      6.10            5.90
                                      25-May-11      6.32            6.12
                                      25-Jun-11      5.70            5.50
                                      25-Jul-11      6.81            6.61
                                      25-Aug-11      6.11            5.91
                                      25-Sep-11      6.63            6.43
                                      25-Oct-11      7.45            7.25
                                      25-Nov-11      6.96            6.76
                                      25-Dec-11      6.72            6.52
                                      25-Jan-12      7.48            7.28
                                      25-Feb-12      6.78            6.58
                                      25-Mar-12      8.96            8.76
                                      25-Apr-12      8.42            8.22
                                      25-May-12      8.42            8.22
                                      25-Jun-12      8.13            7.93
                                      25-Jul-12      8.42            8.22
                                      25-Aug-12      7.61            7.41
                                      25-Sep-12      9.54            9.34
                                      25-Oct-12      9.29            9.09
                                      25-Nov-12      8.69            8.49
                                      25-Dec-12      9.31            9.11
                                      25-Jan-13      9.31            9.11
                                      25-Feb-13      9.28            9.08
                                      25-Mar-13      11.21           11.01
                                      25-Apr-13      10.16           9.96
                                      25-May-13      9.51            9.31
                                      25-Jun-13      11.31           11.11
                                      25-Jul-13      10.52           10.32
                                      25-Aug-13      9.83            9.63
                                      25-Sep-13      10.86           10.66
                                      25-Oct-13      10.90           10.70
                                      25-Nov-13      10.54           10.34
                                      25-Dec-13      10.54           10.34
                                      25-Jan-14      10.19           9.99
                                      25-Feb-14      11.39           11.19
                                      25-Mar-14      11.83           11.63
                                      25-April-14    10.63           10.43

Yield Maintenance Notional Balance                   Class II-B-1    Class II-B-2
              Schedule                Distribution   Notional        Notional
(All Notional Balances run at 24%CPR  Date           Amount          Amount
                                      25-May-06      37,259,000      21,540,000
                                      25-Jun-06      37,255,795      21,538,147
                                      25-Jul-06      37,252,571      21,536,283
                                      25-Aug-06      37,249,328      21,534,409
                                      25-Sep-06      37,246,067      21,532,523
                                      25-Oct-06      37,242,788      21,530,627
                                      25-Nov-06      37,239,489      21,528,720
                                      25-Dec-06      37,236,171      21,526,802
                                      25-Jan-07      37,232,835      21,524,874
                                      25-Feb-07      37,229,479      21,522,934
                                      25-Mar-07      37,226,104      21,520,982
                                      25-Apr-07      37,222,710      21,519,020
                                      25-May-07      37,219,296      21,517,046
                                      25-Jun-07      37,215,862      21,515,061
                                      25-Jul-07      37,212,409      21,513,065

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2005
This  information  should  be  considered  only  after  reading  Bear  Stearns'  Securities,  Pricing  Estimates  and Other  Information  (the
"Statement"),  which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.
                                                                                                         61

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
---------------------------------------------------------------------------------------------------------------------------------------------

                                      25-Aug-07      37,208,936      21,511,057
                                      25-Sep-07      37,205,443      21,509,038
                                      25-Oct-07      37,201,931      21,507,007
                                      25-Nov-07      37,198,398      21,504,965
                                      25-Dec-07      37,194,844      21,502,911
                                      25-Jan-08      37,191,271      21,500,845
                                      25-Feb-08      37,187,677      21,498,767
                                      25-Mar-08      37,184,062      21,496,677
                                      25-Apr-08      37,180,426      21,494,575
                                      25-May-08      37,176,770      21,492,461
                                      25-Jun-08      37,173,092      21,490,335
                                      25-Jul-08      37,169,394      21,488,197
                                      25-Aug-08      37,165,674      21,486,047
                                      25-Sep-08      37,161,933      21,483,884
                                      25-Oct-08      37,158,170      21,481,709
                                      25-Nov-08      37,154,386      21,479,521
                                      25-Dec-08      37,150,579      21,477,320
                                      25-Jan-09      36,726,804      21,232,329
                                      25-Feb-09      36,307,840      20,990,120
                                      25-Mar-09      35,893,634      20,750,661
                                      25-Apr-09      35,484,131      20,513,921
                                      25-May-09      35,079,279      20,279,870
                                      25-Jun-09      34,282,492      19,819,235
                                      25-Jul-09      33,503,782      19,369,051
                                      25-Aug-09      32,742,740      18,929,081
                                      25-Sep-09      31,998,965      18,499,093
                                      25-Oct-09      31,272,065      18,078,861
                                      25-Nov-09      30,561,659      17,668,164
                                      25-Dec-09      29,867,365      17,266,782
                                      25-Jan-10      29,188,825      16,874,508
                                      25-Feb-10      28,525,682      16,491,135
                                      25-Mar-10      27,877,587      16,116,461
                                      25-Apr-10      27,244,199      15,750,290
                                      25-May-10      26,625,184      15,392,427
                                      25-Jun-10      26,020,216      15,042,686
                                      25-Jul-10      25,428,958      14,700,871
                                      25-Aug-10      24,851,118      14,366,813
                                      25-Sep-10      24,286,345      14,040,309
                                      25-Oct-10      23,734,391      13,721,216
                                      25-Nov-10      23,194,965      13,409,365
                                      25-Dec-10      22,667,789      13,104,597
                                      25-Jan-11      22,152,580      12,806,747
                                      25-Feb-11      21,649,049      12,515,648
                                      25-Mar-11      21,154,505      12,229,744
                                      25-Apr-11      20,669,335      11,949,260
                                      25-May-11      20,194,851      11,674,953
                                      25-Jun-11      19,731,213      11,406,917
                                      25-Jul-11      19,278,175      11,145,009
                                      25-Aug-11      18,835,494      10,889,088
                                      25-Sep-11      18,402,934      10,639,019
                                      25-Oct-11      17,980,265      10,394,667
                                      25-Nov-11      17,567,261      10,155,903
                                      25-Dec-11      17,163,702      9,922,600
                                      25-Jan-12      16,769,372      9,694,632
                                      25-Feb-12      16,384,062      9,471,878
                                      25-Mar-12      16,007,565      9,254,219
                                      25-Apr-12      15,639,681      9,041,540
                                      25-May-12      15,280,213      8,833,726
                                      25-Jun-12      14,928,969      8,630,666

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2005
This  information  should  be  considered  only  after  reading  Bear  Stearns'  Securities,  Pricing  Estimates  and Other  Information  (the
"Statement"),  which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.
                                                                                                         62

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
---------------------------------------------------------------------------------------------------------------------------------------------

                                      25-Jul-12      14,585,762      8,432,253
                                      25-Aug-12      14,250,409      8,238,380
                                      25-Sep-12      13,922,730      8,048,944
                                      25-Oct-12      13,602,550      7,863,843
                                      25-Nov-12      13,289,698      7,682,979
                                      25-Dec-12      12,984,008      7,506,254
                                      25-Jan-13      12,685,315      7,333,575
                                      25-Feb-13      12,393,460      7,164,849
                                      25-Mar-13      12,108,287      6,999,987
                                      25-Apr-13      11,829,644      6,838,899
                                      25-May-13      11,557,382      6,681,500
                                      25-Jun-13      11,291,354      6,527,705
                                      25-Jul-13      11,031,420      6,377,433
                                      25-Aug-13      10,777,439      6,230,603
                                      25-Sep-13      10,529,275      6,087,136
                                      25-Oct-13      10,286,797      5,946,956
                                      25-Nov-13      10,049,875      5,809,987
                                      25-Dec-13      9,818,380       5,676,156
                                      25-Jan-14      9,592,191       5,545,393
                                      25-Feb-14      9,371,184       5,417,626
                                      25-Mar-14      9,155,243       5,292,787
                                      25-Apr-14      8,944,251       5,170,809

     Available Funds Rate Cap                        Class II-B-1    Class II-B-2
                                      Distribution   Effective       Effective
                                      Date           Rate            Rate
                                      25-May-06      5.23            5.41
                                      25-Jun-06      10.5            10.5
                                      25-Jul-06      10.5            10.5
                                      25-Aug-06      10.5            10.5
                                      25-Sep-06      10.5            10.5
                                      25-Oct-06      10.5            10.5
                                      25-Nov-06      10.5            10.5
                                      25-Dec-06      10.5            10.5
                                      25-Jan-07      10.5            10.5
                                      25-Feb-07      10.5            10.5
                                      25-Mar-07      10.5            10.5
                                      25-Apr-07      10.5            10.5
                                      25-May-07      10.5            10.5
                                      25-Jun-07      10.5            10.5
                                      25-Jul-07      10.5            10.5
                                      25-Aug-07      10.5            10.5
                                      25-Sep-07      10.5            10.5
                                      25-Oct-07      10.5            10.5
                                      25-Nov-07      10.5            10.5
                                      25-Dec-07      10.5            10.5
                                      25-Jan-08      10.5            10.5
                                      25-Feb-08      10.5            10.5
                                      25-Mar-08      10.5            10.5
                                      25-Apr-08      10.5            10.5
                                      25-May-08      10.5            10.5
                                      25-Jun-08      10.5            10.5
                                      25-Jul-08      10.5            10.5
                                      25-Aug-08      10.5            10.5
                                      25-Sep-08      10.5            10.5
                                      25-Oct-08      10.5            10.5
                                      25-Nov-08      10.5            10.5
                                      25-Dec-08      10.5            10.5
                                      25-Jan-09      10.5            10.5

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2005
This  information  should  be  considered  only  after  reading  Bear  Stearns'  Securities,  Pricing  Estimates  and Other  Information  (the
"Statement"),  which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.
                                                                                                         63

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
---------------------------------------------------------------------------------------------------------------------------------------------

                                      25-Feb-09      10.5            10.5
                                      25-Mar-09      10.5            10.5
                                      25-Apr-09      10.5            10.5
                                      25-May-09      10.5            10.5
                                      25-Jun-09      10.5            10.5
                                      25-Jul-09      10.5            10.5
                                      25-Aug-09      10.5            10.5
                                      25-Sep-09      10.5            10.5
                                      25-Oct-09      10.5            10.5
                                      25-Nov-09      10.5            10.5
                                      25-Dec-09      10.5            10.5
                                      25-Jan-10      10.5            10.5
                                      25-Feb-10      10.5            10.5
                                      25-Mar-10      10.5            10.5
                                      25-Apr-10      10.5            10.5
                                      25-May-10      10.5            10.5
                                      25-Jun-10      10.5            10.5
                                      25-Jul-10      10.5            10.5
                                      25-Aug-10      10.5            10.5
                                      25-Sep-10      10.5            10.5
                                      25-Oct-10      10.5            10.5
                                      25-Nov-10      10.5            10.5
                                      25-Dec-10      10.5            10.5
                                      25-Jan-11      10.5            10.5
                                      25-Feb-11      10.5            10.5
                                      25-Mar-11      10.5            10.5
                                      25-Apr-11      10.5            10.5
                                      25-May-11      10.5            10.5
                                      25-Jun-11      10.5            10.5
                                      25-Jul-11      10.5            10.5
                                      25-Aug-11      10.5            10.5
                                      25-Sep-11      10.5            10.5
                                      25-Oct-11      10.5            10.5
                                      25-Nov-11      10.5            10.5
                                      25-Dec-11      10.5            10.5
                                      25-Jan-12      10.5            10.5
                                      25-Feb-12      10.5            10.5
                                      25-Mar-12      10.5            10.5
                                      25-Apr-12      10.5            10.5
                                      25-May-12      10.5            10.5
                                      25-Jun-12      10.5            10.5
                                      25-Jul-12      10.5            10.5
                                      25-Aug-12      10.5            10.5
                                      25-Sep-12      10.5            10.5
                                      25-Oct-12      10.5            10.5
                                      25-Nov-12      10.5            10.5
                                      25-Dec-12      10.5            10.5
                                      25-Jan-13      10.5            10.5
                                      25-Feb-13      10.5            10.5
                                      25-Mar-13      10.5            10.5
                                      25-Apr-13      10.5            10.5
                                      25-May-13      10.5            10.5
                                      25-Jun-13      10.5            10.5
                                      25-Jul-13      10.5            10.5
                                      25-Aug-13      10.5            10.5
                                      25-Sep-13      10.5            10.5
                                      25-Oct-13      10.5            10.5
                                      25-Nov-13      10.5            10.5
                                      25-Dec-13      10.5            10.5

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2005
This  information  should  be  considered  only  after  reading  Bear  Stearns'  Securities,  Pricing  Estimates  and Other  Information  (the
"Statement"),  which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.
                                                                                                         64

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II
---------------------------------------------------------------------------------------------------------------------------------------------

                                      25-Jan-14      10.5            10.5
                                      25-Feb-14      10.5            10.5
                                      25-Mar-14      10.5            10.5
                                      25-Apr-14      10.5            10.5

                                                      Yield Tables

 Class II-B-1 to Maturity
 100-00   10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR   35.00% CPR  45.00% CPR  55.00% CPR
 Yield    5.37         5.38         5.38        5.38        5.39         5.39        5.4         5.41
 Avg Life 13.69        9.88         7.47        6.12        5.25         4.58        3.58        2.92
 Prin Start            5/25/2006    5/25/2006   5/25/2006   5/25/2006    5/25/2006   5/25/2006   5/25/2006
 5/25/2006
 Prin End 3/25/2036    3/25/2036    3/25/2036   3/25/2036   3/25/2036    3/25/2036   2/25/2036   11/25/2031
 Prin Win 359          359          359         359         359          359         358         307

 Class II-B-2 to Maturity
 100-00   10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR   35.00% CPR  45.00% CPR  55.00% CPR
 Yield    5.56         5.57         5.57        5.58        5.58         5.59        5.6         5.61
 Avg Life 13.69        9.88         7.47        6.12        5.25         4.58        3.58        2.92
 Prin Start            5/25/2006    5/25/2006   5/25/2006   5/25/2006    5/25/2006   5/25/2006   5/25/2006
 5/25/2006
 Prin End 3/25/2036    3/25/2036    3/25/2036   3/25/2036   3/25/2036    3/25/2036   1/25/2036   10/25/2031
 Prin Win 359          359          359         359         359          359         357         306

 Class II-B-1 to Call
 100-00   10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR   35.00% CPR  45.00% CPR  55.00% CPR
 Yield    5.37         5.37         5.37        5.37        5.37         5.37        5.37        5.37
 Avg Life 12.83        8.97         6.69        5.42        4.6          3.95        3.01        2.31
 Prin Start            5/25/2006    5/25/2006   5/25/2006   5/25/2006    5/25/2006   5/25/2006   5/25/2006
 5/25/2006
 Prin End 12/25/2024   9/25/2019    6/25/2016   4/25/2014   10/25/2012   8/25/2011   3/25/2010   3/25/2009
 Prin Win 224          161          122         96          78           64          47          35

 Class II-B-2 to Call
 100-00   10.00% CPR   15.00% CPR   20.00% CPR  25.00% CPR  30.00% CPR   35.00% CPR  45.00% CPR  55.00% CPR
 Yield    5.55         5.55         5.56        5.56        5.56         5.56        5.56        5.56
 Avg Life 12.83        8.97         6.69        5.42        4.6          3.95        3.01        2.31
 Prin Start            5/25/2006    5/25/2006   5/25/2006   5/25/2006    5/25/2006   5/25/2006   5/25/2006
 5/25/2006
 Prin End 12/25/2024   9/25/2019    6/25/2016   4/25/2014   10/25/2012   8/25/2011   3/25/2010   3/25/2009
 Prin Win 224          161          122         96          78           64          47          35

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 10, 2005
This  information  should  be  considered  only  after  reading  Bear  Stearns'  Securities,  Pricing  Estimates  and Other  Information  (the
"Statement"),  which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.
                                                                                                         65

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group III
Marketing Materials
---------------------------------------------------------------------------------------------------------------------------------------

                                                          Contact Information
---------------------------------------------------------------------------------------------------------------------------------------

MBS Trading
---------------------------------------------------------------------------------------------------------------------------------------

Paul Van Lingen                                      Tel: (212) 272-4976
Senior Managing Director                             pvanlingen@bear.com

Mark Michael                                         Tel: (212) 272-5451
Managing Director                                    mmichael@bear.com

MBS Structuring

Derek Schaible                                       Tel: (212) 272-1319
Vice President                                       dschaible@bear.com

MBS Banking

Shira Levine                                         Tel: (212) 272-7073
Associate Director                                   slevine@bear.com

David Rush                                           Tel: (212) 272-1230
Analyst                                              drush1@bear.com

Syndicate

Carol Fuller                                         Tel: (212) 272-4955
Senior Managing Director                             cfuller@bear.com

Angela Ward                                          Tel: (212) 272-4955
Vice-President                                       award@bear.com

Rating Agencies

Mike Messer- S&P                                     Tel: (212) 438-1618
                                                     michael_messer@standardandpoors.com
Chris Corcino - Moody's                              Tel: (212) 553-
                                                     Chris.corcino@moodys.com

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 66 -

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group III
Marketing Materials
---------------------------------------------------------------------------------------------------------------------------------------

New Issue Marketing Materials

$992,762,000 (approximate)

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group III

Structured Asset Mortgage Investments II Inc.
Depositor

Wells Fargo Bank, National Association
Master Servicer

Bear, Stearns & Co. Inc.
Lead Underwriter

All Statistical Information is based upon information as of April 1, 2006

April 20, 2006

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 67 -

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group III
Marketing Materials
---------------------------------------------------------------------------------------------------------------------------------------

                                              STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a  registration  statement  (including  a  prospectus)  with the SEC for the  offering to which this free  writing prospectus  relates.  Before you  invest,  you should  read the  prospectus  in the  registration  statement  and other  documents  the depositor has filed with the SEC for more complete  information  about the depositor,  the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at  www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free  writing  prospectus  does not contain all  information  that is  required  to be  included  in the base  prospectus  and the
prospectus   supplement.   Please   click   here   http://www.bearstearns.com/prospectus/sami   or   visit   the   following   website:
www.bearstearns.com/prospectus/sami for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The  Information  in this free  writing  prospectus  supersedes  information  contained in any prior  similar  free writing  prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This information in this free writing prospectus is preliminary, and will be superseded by the preliminary prospectus. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase Certificates at any time prior to our acceptance of your offer.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of non-delivery

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 68 -

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group III
Marketing Materials
---------------------------------------------------------------------------------------------------------------------------------------

                                          SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information  contained in the attached materials (the  "Information") may include various forms of performance  analysis,  security characteristics and securities pricing estimates for the securities  described  therein.  Should you receive Information that refers to the "Statement  Regarding  Assumptions and Other Information",  please refer to this statement instead. The Information is illustrative
and is not intended to predict actual results which may differ  substantially  from those  reflected in the  Information.   Performance
analysis  is based on certain  assumptions  with  respect to  significant  factors  that may prove not to be as  assumed.   Performance
results are based on  mathematical  models that use inputs to calculate  results.  As with all models,  results may vary  significantly
depending  upon the value  given to the  inputs.   Inputs to these  models  include but are not  limited  to:  prepayment  expectations
(econometric  prepayment models, single expected lifetime prepayments or a vector of periodic  prepayments),  interest rate assumptions
(parallel and nonparallel  changes for different maturity  instruments),  collateral  assumptions  (actual pool level data,  aggregated
pool level  data,   reported  factors or imputed  factors),  volatility  assumptions  (historically  observed or implied  current)  and reported information  (paydown factors,  rate resets,  remittance reports and trustee  statements).  Models used in any analysis may be
proprietary,  the results  therefore,  may be difficult for any third party to reproduce.   Contact your registered  representative for
detailed explanations of any modeling techniques employed in the Information.

The  Information  may not reflect the impact of all  structural  characteristics  of the security,  including call events and cash flow priorities at all prepayment  speeds and/or interest  rates.  You should consider  whether the behavior of these  securities  should be
tested using  assumptions  different from those included in the  Information.   The assumptions  underlying the Information,  including
structure and collateral,  may be modified from time to time to reflect changed facts and  circumstances.   Offering  Documents contain
data that is current as of their  publication  dates and after  publication  may no longer be accurate,  complete or current.   Contact
your  registered  representative  for Offering  Documents,  current  Information  or additional  materials,  including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

 Any pricing  estimates  Bear Stearns has supplied at your request (a) represent our view, at the time  determined,  of the  investment value of the  securities  between the  estimated  bid  and offer levels,  the spread  between  which may be  significant  due to market volatility or  illiquidity,  (b) do not  constitute a bid by Bear Stearns or any other person for any security,  (c) may not constitute prices at which the  securities  could have been  purchased  or sold in any market at any time,  (d) have not been  confirmed by actual trades,  may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory,  and may not take into  account  the size of a position  you have in the  security,  and (e) may have been  derived  from matrix  pricing  that uses data relating to other securities whose prices are more readily  ascertainable to produce a hypothetical  price based on the estimated yield spread relationship between the securities.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 69 -

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group III
Marketing Materials
---------------------------------------------------------------------------------------------------------------------------------------

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the
Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

                                                         $992,762,000 (approx)
                                                       Bear Stearns Alt-A Trust
                                      Mortgage Pass-Through Certificates, Series 2006-3 Group III
                                                       Hybrid ARM Mortgage Loans
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------

                                                Credit
               Certificate                      Enhance     Interest            Collateral                  Certificate
  Class          Size (1)      Ratings         %age (2)     Rate Type              Type                        Type
------------ ----------------- --------------- ---------- -------------- -------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
 III-1A-1      $232,520,000       AAA/Aaa       13.50%    Variable (3)   5-Yr. Conforming Hybrid    Group III-1 Super Senior PT
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
 III-1A-2      $18,145,000        AAA/Aa1        6.75%    Variable (3)   5-Yr. Conforming Hybrid    Group III-1 Senior Support
                                                                                                                PT
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
 III-1X-1      Notional (4)       AAA/Aaa        6.75%     Fixed (4)     5-Yr. Conforming Hybrid    Group III-1 Senior Interest
                                                                                                               Only
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
 III-2A-1      $108,743,000       AAA/Aaa       13.50%    Variable (5)     5-Yr. Non-Conforming     Group III-2 Super Senior PT
                                                                                  Hybrid
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
 III-2A-2       $8,486,000        AAA/Aa1        6.75%    Variable (5)     5-Yr. Non-Conforming    Group III-2 Senior Support PT
                                                                                  Hybrid
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
 III-2X-1      Notional (6)       AAA/Aaa        6.75%      Fixed (6)      5-Yr. Non-Conforming     Group III-2 Senior Interest
                                                                                  Hybrid                       Only
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
 III-3A-1      $80,308,000        AAA/Aaa       13.50%       WAC (7)     7-Yr. Conforming Hybrid    Group III-3 Super Senior PT
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
 III-3A-2       $6,267,000        AAA/Aa1        6.75%       WAC (7)     7-Yr. Conforming Hybrid   Group III-3 Senior Support PT
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 70 -

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group III
Marketing Materials
---------------------------------------------------------------------------------------------------------------------------------------

 III-4A-1      $124,603,000       AAA/Aaa       13.50%    Variable (8)     7-Yr. Non-Conforming     Group III-4 Super Senior PT
                                                                                  Hybrid
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
 III-4A-2       $9,723,000        AAA/Aa1        6.75%    Variable (8)     7-Yr. Non-Conforming    Group III-4 Senior Support PT
                                                                                  Hybrid
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
 III-4X-1      Notional (9)       AAA/Aaa        6.75%      Fixed (9)      7-Yr. Non-Conforming     Group III-4 Senior Interest
                                                                                  Hybrid                       Only
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
 III-5A-1      $134,326,000       AAA/Aaa       13.50%      WAC (10)          10-Yr. Hybrid         Group III-5 Super Senior PT
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
 III-5A-2      $11,533,000        AAA/Aa1        6.75%      WAC (10)          10-Yr. Hybrid        Group III-5 Senior Support PT
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
 III-6A-1      $166,514,000       AAA/Aaa       16.75%      WAC (11)          10-Yr. Hybrid         Group III-6 Super Senior PT
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
 III-6A-2      $20,000,000        AAA/Aaa        6.75%      WAC (11)          10-Yr. Hybrid        Group III-6 Senior Support PT
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
  III-B-1      $22,551,000         AA/Aa2        4.50%      WAC (12)        Total Portfolio of     Group III Crossed Subordinate
                                                                                Group III
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
  III-B-2      $16,537,000          A/A2         2.85%      WAC (12)        Total Portfolio of     Group III Crossed Subordinate
                                                                                Group III
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
  III-B-3       $9,021,000        BBB/Baa2       1.95%      WAC (12)        Total Portfolio of     Group III Crossed Subordinate
                                                                                Group III
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                    Non Offered Certificates
---------------------------------------------------------------------------------------------------------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
  III-B-4      $10,022,000         BB/NR         0.95%      WAC (12)        Total Portfolio of     Group III Crossed Subordinate
                                                                                Group III
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
  III-B-5       $5,513,000          B/NR         0.40%      WAC (12)        Total Portfolio of     Group III Crossed Subordinate
                                                                                Group III
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------
  III-B-6       $4,015,387         NR/NR         0.00%      WAC (12)        Total Portfolio of     Group III Crossed Subordinate
                                                                                Group III
------------ ----------------- --------------- ---------- -------------- ------------------------- ------------------------------

(15) The Certificate Sizes are approximate and subject to a +/- 10% variance.

(16) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off
     Date and additional rating agency analysis.

(17) Up to and including the distribution date in February 2011, The Class III-1A-1 Certificates and Class III-1A-2 Certificates
     will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group III-1
     Mortgage Loans minus [0.438%].  The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.638%]. After the distribution date in February 2011, the Class III-1A-1 Certificates and Class III-1A-2
     Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group III-1 Mortgage
     Loans.

(18) Up to and including the distribution date in February 2011, the Class III-1X-1 Certificates will bear interest at a fixed pass-through rate equal to [0.438%] based on a notional balance equal to the aggregate current principal balance of the Class
     III-1A-1 Certificates and Class III-1A-2 Certificates. After the distribution date in February 2010, the Class III-1X-1
     Certificates will not bear any interest.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 71 -

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group III
Marketing Materials
---------------------------------------------------------------------------------------------------------------------------------------

(19) Up to and including the distribution date in February 2011, The Class III-2A-1 Certificates and Class III-2A-2 Certificates
     will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group III-2
     Mortgage Loans minus [1.008%].  The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.638%]. After the distribution date in February 2011, the Class III-2A-1 Certificates and Class III-2A-2
     Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group III-2 Mortgage
     Loans.

(20) Up to and including the distribution date in February 2011, the Class III-2X-1 Certificates will bear interest at a fixed pass-through rate equal to [1.008%] based on a notional balance equal to the aggregate current principal balance of the Class
     III-2A-1 Certificates and Class III-2A-2 Certificates. After the distribution date in February 2011, the Class III-2X-1
     Certificates will not bear any interest.

(21) The Class III-3A-1 Certificates and Class III-3A-2 Certificates will bear interest at a variable rate (the Pass-Through
     Rate) equal to the weighted average of the Net Rates of the Group III-3 Mortgage Loans.  The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.206%].

(22) Up to and including the distribution date in February 2013, The Class III-4A-1 and Class III-4A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group III-4 Mortgage
     Loans minus [0.357%].  The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately
     [6.227%]. After the distribution date in February 2013, the Class III-4A-1 and Class III-4A-2 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group III-4 Mortgage Loans.

(23) Up to and including the distribution date in February 2013, the Class III-4X-1 Certificates will bear interest at a fixed pass-through rate equal to [0.357%] based on a notional balance equal to the aggregate current principal balance of the Class
     III-4A-1 and Class III-4A-2 Certificates. After the distribution date in February 2013, the Class III-4X-1 Certificates will not bear any interest.

(24) The Class III-5A-1 and Class III-5A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group III-5 Mortgage Loans.  The Pass-Through Rate with respect to the first
     Interest Accrual Period is expected to be approximately [6.140%].

(25) The Class III-6A-1 and Class III-6A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group III-5 Mortgage Loans.  The Pass-Through Rate with respect to the first
     Interest Accrual Period is expected to be approximately [6.381%].

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 72 -

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group III
Marketing Materials
---------------------------------------------------------------------------------------------------------------------------------------

(26) The Class III-B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group III Mortgage Loans in each Mortgage Loan Group weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the aggregate Current Principal Balance of the related Class of
     Senior Certificates.  The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately
     [6.305%].

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 73 -

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group III
Marketing Materials
---------------------------------------------------------------------------------------------------------------------------------------

Description of the Collateral:
The  Mortgage Loans are indexed to the conventional, adjustable rate Six-Month LIBOR, One-Year LIBOR and One-Year CMT indexed mortgage loans with initial rate adjustments occurring either five, seven, or ten years after the date of origination ("Hybrid
Arms").  The Mortgage Loans are secured by first liens on one- to four-family residential properties.  Approximately 90.94% (by principal balance) of the mortgage pool allow for payments of interest only for terms of 5, 7, or 10 years. After such interest only period, such mortgage loans will fully amortize over its remaining term. The remaining approximately 9.06% of the mortgage loans fully amortize over their original term (generally 30-years).  Below is a further summary of the collateral characteristics of the
Mortgage Loans by each mortgage loan group and the total pool (expected, as of April 1, 2005):

>>       The mortgage loans have penalties for full or partial prepayments in the percentages in the immediately following table and further detailed in the attached Collateral Tables. The prepayment penalties are generally soft, therefore borrowers will not be required to pay the penalty if house is sold.  On hard prepay penalties the Servicer cannot waive the prepayment penalty, unless enforcement would violate applicable state laws.

       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
          Group          No       6        7 Months     24         30        36        42        60
                      PrePay    Months      to 12     Months     Months    Months    Months    Months
                               or Less     Months
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
       Group III-1     85.06%     0.00%       9.96%     0.00%     0.00%      4.98%     0.00%      0.00%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
       Group III-2     56.11%     0.00%      15.78%     0.00%     0.00%      4.56%     0.00%     23.54%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
       Group III-3     73.41%     0.00%      21.72%     0.00%     0.00%      4.87%     0.00%      0.00%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
       Group III-4     63.14%     0.00%      20.98%     0.00%     0.00%      7.42%     0.00%      8.45%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
       Group III-5     50.77%     0.00%      33.70%     0.00%     0.00%      4.76%     0.00%     10.78%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
       Group III-6     42.67%     0.00%      26.43%     0.00%     0.00%      9.97%     0.00%     20.92%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
          Total        62.90%     0.00%      20.70%     0.00%     0.00%      6.23%     0.00%     10.18%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------

>>       Approximately 27.28% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and
         Freddie Mac).
>>       The two states with the largest concentration are California (41.34%) and Florida (13.50%).
>>       The non-zero weighted average FICO score is 710.
>>       The weighted average LTV is 75.15%. The weighted average CLTV including subordinate financing at the time of origination is
         83.64%.
>>       Approximately 0.03% of the mortgage loans have an LTV over 80% without any primary mortgage insurance coverage.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 74 -

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group III
Marketing Materials
---------------------------------------------------------------------------------------------------------------------------------------

------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
                           % of      Gross      Net      WAM     Gross      Net     Initial    Period      Max     Mos
          MLG              Pool       WAC       WAC     (mos.)   Margin    Margin     Cap       Cap       Rate     to
                                                                                                                   Roll
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
     III-1 - 5 yr.        26.82%     6.349%    6.076%    358     2.286%    2.014%    4.941%    2.000%    11.370%    58
   Conforming Hybrid

------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
     III-2 - 5 yr.        12.54%     6.898%    6.646%    358     2.257%    2.006%    5.000%    2.000%    11.898%    58
 Non-Conforming Hybrid

------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------

     III-3 - 7 yr.
   Conforming Hybrid       9.26%     6.469%    6.207%    358     2.267%    2.004%    5.000%    2.000%    11.469%    82

------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------

     III-4 - 7 yr.        14.37%     6.838%    6.585%    358     2.269%    2.015%    5.000%    2.000%    11.838%    82
 Non-Conforming Hybrid
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
 III-5 - 10 yr. Hybrid    17.05%     6.391%    6.140%    358     2.257%    2.007%    5.005%    1.991%    11.408%    118

------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
 III-6 - 10 yr. Hybrid    19.96%     6.654%    6.381%    359     2.297%    2.023%    5.002%    2.000%    11.586%    119

------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
        Totals:           100.00%    6.567%    6.305%    358     2.275%    2.013%    4.985%    1.999%    11.562%    86
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------

                                                              NOTE: the information related to the mortgage loans described herein reflects information as of the April 1, 2005.  It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off
                                                              Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 5%. Consequently, the initial principal balance of any of the Offered Certificates by the
                                                              Closing Date is subject to an increase or decrease of up to 5% from amounts shown on the front cover hereof.

SUMMARY OF TERMS:

Depositor:                          Structured Asset Mortgage Investments II Inc.

Seller:                             EMC Mortgage Corporation.

Underlying Servicer                 The Mortgage Loans will be serviced by Countrywide (100.00%)

Originator:                         The Originator for the Mortgage Loans is Countrywide (approximately 100.00%)

Master Servicer/ Paying Agent:      Wells Fargo Bank, National Association.

Trustee                             JP Morgan Chase Bank.

Underwriter:                        Bear, Stearns & Co. Inc.

Cut-off Date:                       April 1, 2006.

Closing Date:                       April 28, 2006.

Rating Agency:                      The senior certificates will be rated by two of the three rating agencies and the subordinate certificates will be rated by one of the three rating agencies. The rating agencies include Standard & Poor's ("S&P"), Moody's Investors Service
                                    ("Moody's") and or Fitch Ratings ("Fitch").

Legal Structure:                    The Trust will be established as one or more REMIC's for federal income tax purposes.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 75 -

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group III
Marketing Materials
---------------------------------------------------------------------------------------------------------------------------------------

Optional Clean-Up Call:             The Depositor, or its designee, may purchase all the loans in the trust after the scheduled principal balance of the mortgage loans remaining in the trust has been reduced to less than 10% of the scheduled principal balance of the mortgage loans as of the Cut-off Date, thereby causing termination and early retirement of the certificates.

Distribution Date:                  25th day of each month (or if such 25th day is not a business day, the next succeeding), commencing in May 25, 2006.

Last Scheduled Distribution Date:   May 25, 2036.

Offered Certificates:               The Class III-1A-1, Class III-1A-2, Class III-1X-1, Class III-2A-1, Class III-2A-2,
                                    Class III-2X-1, Class III-3A-1, Class III-3A-2, Class III-4A-1, Class III-4A-2,
                                    Class III-4X-1, Class III-5A-1, Class III-5A-2, Class III-6A-1, Class III-6A-2,
                                    Class III-B-1, Class III-B-2 and Class III-B-3 Certificates.
Non-Offered Certificates:           The Class III-B-4, Class III-B-5 and Class III-B-6 Certificates.

Remittance Type:                    Scheduled/Scheduled.

Registration:                       The Offered Certificates will be available in book-entry form through DTC,
                                    Clearstream and Euroclear.

ERISA Considerations:               The Offered Certificates are expected to be eligible for purchase by ERISA plans.  A fiduciary of any benefit plan should very carefully review with its legal advisors whether the purchase or holding of any Certificates to a transaction prohibited or not otherwise permissible under ERISA.

SMMEA Eligibility:                  The Offered Certificates, other than the Class III-B-2 Certificates and II-B-3
                                    Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Denominations:                      The Offered Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1 in excess thereof.

Record Date:                        With respect to the Certificates any Distribution Date, the last day of the prior calendar month.

Delay Days:                         With respect to the Certificates 24 days

Interest Accrual Period:            With respect to any Distribution Date, the calendar month period preceding the month in which such distribution date occurs prior to such Distribution Date.
                                    Distributions of interest on the Certificates will be based on a 360-day year and a
                                    30-day month.

Prepayment Period:                  The Prepayment Period with respect to any Distribution Date is the the calendar month immediately proceeding the month in which such Distribution Date occurs.

Compensating Interest:              On each Distribution Date, the Servicer is required to pay Compensating Interest up to the amount of the Servicing Fee to cover prepayment interest shortfalls due to partial and/or full prepayments on the mortgage loans that occurred during the
                                    Prepayment Period.
                                    The Servicer is obligated to advance delinquent mortgagor payments through the date
Advancing Obligation:               of liquidation of an REO property to the extent deemed recoverable. If the related
                                    Servicer fails to make the required advances, the Master Servicer may be obligated to do so, as described in the related term sheet supplement.

Prepayment Assumption:              A 100% prepayment assumption assumes that the outstanding principal balance of the
                                    Mortgage Loans prepays at a constant prepayment rate ("CPR") of 25% in every month of the life of such pool.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 76 -

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group III
Marketing Materials
---------------------------------------------------------------------------------------------------------------------------------------

Servicing Fee:                      With respect to each mortgage loan, a fee that accrues at the Servicing Fee Rate on the same principal balance on which the interest on the mortgage loan accrues for the calendar month. The Weighted Average Servicing Fee Rate for the pool of mortgage loans is 0.263% per annum.

Underwriting Standards:             The mortgage loans were underwritten to the guidelines of the Originator as more fully described in the prospectus supplement.

Credit Enhancement:                 Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Subordinate Certificates provide credit support for the Senior Certificates and other Subordinate Certificates with a lower class designation.

Cash-Flow Description:              Distributions on the Certificates will be made on the 25th day of each month (or the next business day). Distributions on the Senior Certificates will generally be made from the Available Funds of the related Loan Group.  Distributions on the Class
                                    III-B Certificates will be made from Available Funds of all six Loan Groups.
                                    "Available Funds" for any distribution date and with respect to each Loan Group will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds, (2) any monthly advances and compensating interest payments made by the Master Servicer or Servicer for such distribution date in respect of the Mortgage Loans in the related Loan Group, (3)
                                    any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments and (4) under limited circumstances, certain prepayments allocated from the Available Funds of another Loan Group, net of (x) fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities
                                    Administrator, the Trustee and the Custodian and (y) investment earnings on amounts on deposit in the master servicer collection account and the distribution account.
                                    Available Funds for each Loan Group will be distributed according to the following priority:

                                    Available Funds:

                                    Group III-1 Available Funds
                                    3)       Payments of interest to the holders of the Class III-1A-1, Class III-1A-2 and Class III-1X-1 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and
                                    4)       Payments of principal to the holders of the Class III-1A-1 and Class
                                             III-1A-2 Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan
                                             Group III-1.

                                    Group III-2 Available Funds
                                    3)       Payments of interest to the holders of the Class III-2A-1, Class III-2A-2 and Class III-2X-1 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and
                                    4)       Payments of principal to the holders of the Class III-2A-1 and Class
                                             III-2A-2 Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan
                                             Group III-2.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 77 -

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                                    Group III-3 Available Funds
                                    3)       Payments of interest to the holders of the Class III-3A-1 and Class
                                             III-3A-2 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and
                                    4)       Payments of principal to the holders of the Class III-3A-1 and Class
                                             III-3A-2 Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan
                                             Group III-3.

                                    Group III-4 Available Funds
                                    1)       Payments of interest to the holders of the Class III-4A-1, Class III-4A-2 and Class III-4X-1 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and
                                    2)       Payments of principal to the holders of the Class III-4A-1 and Class
                                             III-4A-2 Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan
                                             Group III-4.

                                    Group III-5 Available Funds
                                    1)       Payments of interest to the holders of the Class III-5A-1 and Class
                                             III-5A-2 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and
                                    2)       Payments of principal to the holders of the Class III-5A-1 and Class
                                             III-5A-2 Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan
                                             Group III-5.

                                    Group III-6 Available Funds
                                    3)       Payments of interest to the holders of the Class III-6A-1 and Class
                                             III-6A-2 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and
                                    4)       Payments of principal to the holders of the Class III-6A-1 and Class
                                             III-6A-2 Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan
                                             Group III-6.

                                    As described in the term sheet supplement and if certain conditions are met, the available funds from a Sub-Group  may be applied to the Senior Certificates of another Sub-Group  before such available funds will be applied to the Subordinate
                                    Certificates.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 78 -

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Mortgage Pass-Through Certificates, Series 2006-3 Group III
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                                    On each distribution date, the remaining group III available funds will be distributed to the Class III-B-1, Class III-B-2, Class III-B-3, Class III-B-4, Class III-B-5 and
                                    Class III-B-6 Certificates, in each case up to an amount equal to and in the following order: (a) the accrued certificate interest for such distribution date, (b) any accrued certificate interest remaining undistributed from previous distribution dates and (c) such class's allocable share for such distribution date, in each case to the extent of the remaining available funds for all group III Sub-Groups.

Shifting Interest:                  As further described in the term sheet supplement, the Senior Certificates will be entitled to receive 100% of the prepayments on the Group III Mortgage Loans up to and including the distribution date in April 2013. The senior prepayment percentage can be reduced to the related senior percentage plus 70%, 60%, 40%, 20% and 0% of the related subordinate percentage over the next five years provided that (i) the principal balance of the Group III Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the certificate principal balance of the Subordinate
                                    Certificates does not exceed 50% and (ii) cumulative realized losses for the Group III
                                    Mortgage Loans in all Sub-Loan Groups do not exceed 30%, 35%, 40%, 45% or 50% of the original group III subordinate principal balance for each test date.

                                    Notwithstanding the foregoing, if after 3 years the current weighted average subordinate percentage is equal to two times the initial weighted average subordinate percentage and (i) the principal balance of the Group III Mortgage Loans
                                    60 days or more delinquent, averaged over the last 6 months, as a percentage of the certificate principal balance of the Subordinate Certificates does not exceed 50%
                                    and (ii) cumulative realized losses for the Group III Mortgage Loans do not exceed
                                    a) on or prior to the distribution date in April 2009, 20% of the original group III subordinate principal balance or b) after the distribution date in April 2009, 30%
                                    of the original group III subordinate principal balance then prepayments will be allocated among all certificates on a pro rata basis.

                                    If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate percentage can be allocated to the subordinate classes.

Allocation of Losses:               Realized Losses on the Mortgage Loans will be allocated to the most junior class of
                                    Certificates outstanding beginning with the Class III-B-6 Certificates, until the
                                    Certificate Principal Balance of each Subordinate Class has been reduced to zero.

                                    Thereafter, Realized Losses on the Group III-1 Mortgage Loans will be allocated first to the Class III-1A-2 Certificates until reduced to zero and then to the Class
                                    III-1A-1 Certificates, Realized Losses on the Group III-2 Mortgage Loans will be allocated first to the Class III-2A-2 Certificates until reduced to zero and then to the Class III-2A-1 Certificates, Realized Losses on the Group III-3 Mortgage Loans
                                    will be allocated first to the Class III-3A-2 Certificates until reduced to zero and then to the Class III-3A-1 Certificates, Realized Losses on the Group III-4 Mortgage
                                    Loans will be allocated first to the Class III-4A-2 Certificates until reduced to zero and then to the Class III-4A-1 Certificates, Realized Losses on the Group III-5
                                    Mortgage Loans will be allocated first to the Class III-5A-2 Certificates until reduced to zero and then to the Class III-5A-1 Certificates and Realized Losses on
                                    the Group III-6 Mortgage Loans will be allocated first to the Class III-6A-2
                                    Certificates until reduced to zero and then to the Class III-6A-1 Certificates

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 79 -

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group III
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Static Pool  Information:
                                    Information concerning the sponsor's prior residential mortgage loan securitization involving prime or alternative-a mortgage loans secured by first lien mortgages or deeds of trust in residential real properties issued by the depositor and with respect to loan group III, with respect to the experience of Countrywide in securitizing asset pools of the same type at is available on the internet at
                                    http://www.bearstearns.com/transactions/sami_ii/balta2006-3/index.html. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this term sheet.  Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
April 20, 2006
This  information  should be  considered  only after reading the Bear Stearns'  Statement  Regarding  Assumptions  as to  Securities,  Pricing
Estimates and Other Information (the "Statement"),  which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales  representative.  All amounts are approximate and subject to change.
                                                                                                         -Page 80 -

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                                                          Contact Information
MBS Trading
---------------------------------------------------------------------------------------------------------------------------------------

Paul Van Lingen                                      Tel: (212) 272-4976
Senior Managing Director                             pvanlingen@bear.com

Mark Michael                                         Tel: (212) 272-5451
Managing Director                                    mmichael@bear.com

MBS Structuring

Derek Schaible                                       Tel: (212) 272-1319
Vice President                                       dschaible@bear.com

MBS Banking

Shira Levine                                         Tel: (212) 272-7073
Associate Director                                   slevine1@bear.com

David Rush                                           Tel: (212) 272-1230
Analyst                                              drush1@bear.com

Syndicate

Carol Fuller                                         Tel: (212) 272-4955
Senior Managing Director                             cfuller@bear.com

Angela Ward                                          Tel: (212) 272-4955
Associate Director                                   award@bear.com

Rating Agencies

 Mike Messer- S&P                                Tel: (212) 438-1618
                                                     michael_messer@standardandpoors.com
Chris Corcino - Moody's                              Tel: (212) 553-
                                                     Chris.corcino@moodys.com

                                            [8-k - Comp Materials]